
                       STATEMENT OF ADDITIONAL INFORMATION


SAFECO COMMON STOCK TRUST:                                    SAFECO TAXABLE BOND TRUST:


     SAFECO LARGE-CAP VALUE FUND                                   SAFECO INTERMEDIATE-TERM U.S.
     SAFECO CORE EQUITY FUND                                          GOVERNMENT FUND
     SAFECO LARGE-CAP GROWTH FUND                                  SAFECO HIGH-YIELD BOND FUND

     SAFECO MULTI-CAP CORE FUND

     SAFECO SMALL-CAP VALUE FUND                              SAFECO TAX-EXEMPT BOND TRUST:
     SAFECO GROWTH OPPORTUNITIES
        FUND                                                       SAFECO MUNICIPAL BOND FUND
     SAFECO BALANCED FUND                                          SAFECO INTERMEDIATE-TERM MUNICIPAL
     SAFECO INTERNATIONAL STOCK                                       BOND FUND
        FUND                                                       SAFECO CALIFORNIA TAX-FREE INCOME FUND


SAFECO MANAGED BOND TRUST:                                    SAFECO MONEY MARKET TRUST:


     SAFECO INTERMEDIATE-TERM BOND                                 SAFECO MONEY MARKET FUND
        FUND                                                       SAFECO TAX-FREE MONEY MARKET FUND



This Statement of Additional Information (SAI) is not itself a prospectus. It should be read in conjunction with the Advisor Class A, Class B, and Class C prospectus dated April 30, 2004 as supplemented on August 2, 2004 and August 3,
2004, the Investor Class prospectus dated April 30, 2004 as supplemented on August 2, 2004 and August 3, 2004, or the Institutional Class prospectus dated
April 30, 2004 as supplemented on August 2, 2004 and August 3, 2004, as appropriate for each Fund listed above (collectively, the "Funds"). Portions of the Trusts' annual reports are incorporated by reference into this SAI. To receive a copy of a prospectus or annual or semiannual report to shareholders, write to: Safeco Mutual Funds, P.O. Box 219241, Kansas City, MO 64121-9241.


      Advisor Class A, Class B, and                    Investor and Institutional Class Shares:
      Class C Shares:                                  1-800-624-5711
      1-800-528-6501



The date of this Statement of Additional Information is April 30, 2004, revised
August 19, 2004.



TABLE OF CONTENTS

                                                                                                 PAGE

GENERAL INFORMATION .............................................................................3
CHARACTERISTICS OF THE TRUSTS' SHARES............................................................3
OVERVIEW OF INVESTMENT POLICIES..................................................................5
I. Fundamental Investment Policies ..............................................................6
II. Non-Fundamental Investment Policies .........................................................7
ADDITIONAL INVESTMENT INFORMATION ...............................................................11
SPECIAL INVESTMENT RISKS.........................................................................39
         BELOW INVESTMENT GRADE BONDS............................................................39
         FOREIGN SECURITIES......................................................................40
         CURRENCY EXCHANGE RATES.................................................................41
         HEDGING TRANSACTIONS....................................................................42
         GEOGRAPHIC AND ISSUER SIZE LIMITATIONS..................................................42
LENDING OF PORTFOLIO SECURITIES..................................................................54
REDEMPTION IN KIND ..............................................................................55
SALES CHARGE WAIVERS ............................................................................55
CONVERSION OF CLASS B SHARES.....................................................................57

INFORMATION ON CALCULATION OF NET ASSET

        VALUE PER SHARE .........................................................................57


INFORMATION ON DIVIDENDS FOR THE

        MONEY MARKET FUNDS.......................................................................58
MANAGEMENT OF THE FUNDS..........................................................................59

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF

        CERTAIN FUNDS ...........................................................................65
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................69
BROKERAGE PRACTICES..............................................................................86
TAX INFORMATION..................................................................................87
RETIREMENT PLANS.................................................................................94
FINANCIAL STATEMENTS.............................................................................95
APPENDIX A - DESCRIPTION OF RATINGS..............................................................96

APPENDIX B - PROXY VOTING POLICY AND PROCEDURES FOR

        SAFECO MUTUAL FUND TRUSTS................................................................102
APPENDIX C - PROXY VOTING POLICY OVERVIEW AND GUIDELINES
        FOR PIONEER INVESTMENT MANAGEMENT, INC...................................................103



GENERAL INFORMATION

Each of the Safeco Common Stock Trust (the "Common Stock Trust"), the Safeco Managed Bond Trust (the "Managed Bond Trust"), the Safeco Taxable Bond Trust (the "Taxable Bond Trust"), the Safeco Tax-Exempt Bond Trust (the "Tax-Exempt Bond Trust"), and the Safeco Money Market Trust (the "Money Market Trust") is a Delaware statutory trust established under a Declaration of Trust dated May 13, 1993. All are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").


The Common Stock Trust offers its shares through eight diversified series funds:
Safeco Large-Cap Value Fund, ("Large-Cap Value Fund") formerly Safeco Dividend Income Fund, Safeco Core Equity Fund ("Core Equity Fund"), formerly Safeco Equity Fund, Safeco Large-Cap Growth Fund, ("Large-Cap Growth Fund"), formerly Safeco U.S. Growth Fund, Safeco Multi-Cap Core Fund, ("Multi-Cap Core Fund") formerly Northwest Fund, Safeco Small-Cap Value Fund ("Small-Cap Value Fund") formerly Safeco Small-Company Value Fund, Safeco Growth Opportunities Fund ("Growth Opportunities Fund"), formerly Safeco Growth Fund, Safeco Balanced Fund ("Balanced Fund"), and Safeco International Stock Fund ("International Fund") (collectively, the "Stock Funds").


The Managed Bond Trust offers its shares through a single diversified series fund: Safeco Intermediate-Term Bond Fund ("Intermediate-Term Bond Fund"), formerly Safeco Managed Bond Fund.


The Taxable Bond Trust offers its shares through two diversified series funds:
Safeco Intermediate-Term U.S. Government Fund ("Intermediate-Term U.S. Government Fund"), formerly U.S. Government Fund, and Safeco High-Yield Bond Fund ("High-Yield Fund").

The Tax-Exempt Bond Trust offers its shares through three diversified series funds: Safeco Municipal Bond Fund ("Municipal Bond Fund"), Safeco
Intermediate-Term Municipal Bond Fund ("Intermediate-Term Municipal Bond Fund"), and Safeco California Tax-Free Income Fund ("California Tax-Free Income Fund") (collectively, the "Tax-Exempt Bond Funds").


The Money Market Trust offers its shares through two diversified series funds:
Safeco Money Market Fund ("Money Market Fund") and Safeco Tax-Free Money Market Fund ("Tax-Free Money Market Fund") (collectively, the "Money Market Funds").

CHARACTERISTICS OF THE TRUSTS' SHARES

The Tax-Free Money Market Fund offers only Investor Class shares. All of the other Funds offer multiple classes of shares. Only the International Fund offers Institutional Class shares. In general, Investor Class shares and Institutional Class shares are not subject to any front-end or contingent deferred sales charges or Rule 12b-1 fees. Advisor Class A shares are sold subject to a front-end sales charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within six years (five years for intermediate-term bond funds) of their purchase and pay a higher Rule 12b-1 fee than Advisor Class A shares. Class B shares held for six years (five years for intermediate-term bond funds) automatically convert to Advisor Class A shares. Class C shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within 12 months after their purchase, and pay a higher Rule 12b-1 fee than Advisor Class A shares. Unlike Class B shares, Class C shares will not convert to any other share class.

Restrictions on Retaining or Disposing of Shares
There are no restrictions on the right of shareholders to retain or dispose of the Trusts' shares, except in the event that a Trust or any of its Funds is terminated in the future as a result of merger, reorganization or liquidation and distribution of assets.

Shareholder Obligations and Liabilities
Under Delaware law, the shareholders of the Trusts will not be personally liable for the obligations of a Trust or any Fund of the Trust. A shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument for each Trust requires that every written obligation of the Trust or a Fund of the Trust contain a statement that such obligation may only be enforced against the assets of the Trust or the Fund of the Trust and generally provides for indemnification out of the Trust's or the Fund's property of any shareholder nevertheless held personally liable for the Trust's or a Fund's obligations, respectively.

Dividend Rights
Shareholders of a Fund are entitled to receive any dividends or other distributions declared for that Fund. With respect to distributions, no shares have priority or preference over any other shares of the same Fund. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

Voting Rights

Shareholders are entitled to vote on any matter that (i) concerns an amendment to the Trust Instrument of any of the Trusts that would affect the voting rights of shareholders, (ii) requires a shareholder vote under the Investment Company Act of 1940 (the "1940 Act") or any other applicable law, or (iii) is submitted to them by the Trustees in their discretion. The 1940 Act requires a shareholder vote in certain circumstances, including to elect Trustees if the number of Trustees that have been elected by shareholders falls below two-thirds to make a material change to a Trust's investment advisory agreement, and to change any fundamental policy of a Trust. On any matter submitted to a vote of shareholders, all shares of the Funds of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a Fund. Similarly, all shares of the Fund then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Class except for matters concerning only a Class. The holders of each share of a Fund of a Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund of any of the Trusts may not bear the same economic relationship to the Trust as shares of another Fund of the same Trust. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

The participants in qualified plans have no pass-through voting rights. The trustees of such plans, or, in certain cases, a named fiduciary or an investment manager, will vote the shares held by the qualified plans.

Liquidation Rights
In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable Fund of the applicable Trust.

Preemptive Rights
Shareholders have no preemptive rights.

Conversion Rights
Shareholders have no conversion rights.

Redemption Provisions
The provisions for redemption by shareholders are set forth in the current prospectuses relating to the applicable Fund and share class and elsewhere in this SAI.

Sinking Fund Provisions
The Trusts have no sinking fund provisions.

Calls or Assessments
The shares are fully paid and non-assessable.

OVERVIEW OF INVESTMENT POLICIES

The investment policies of the Funds are described in the prospectuses and this SAI. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (e.g., common stock, U.S. government securities or bonds) the Funds may purchase are disclosed in the prospectuses and this SAI. When satisfying investment policy percentage requirements, a Fund's "assets" or "net assets" means net assets plus any borrowings for investment purposes. If an investment policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit and liquidity policies.)

With respect to the investment restrictions of the Tax-Exempt Bond Funds and the Tax-Free Money Market Fund, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security generally is deemed to be its issuer for purposes of such Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification.

Fundamental investment policies cannot be changed without shareholder approval. Each Fund's fundamental investment policies can be changed only with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act. For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. The Boards of Trustees may change non-fundamental policies without shareholder approval, however, Funds bearing names that reflect an emphasis in specific types of investments, i.e. Core Equity Fund, Large-Cap Value Fund, International Fund, Small-Cap Value Fund, Large-Cap Growth Fund, High Yield Bond Fund, Intermediate-Term U.S. Government Fund, Intermediate-Term Bond Fund, California Tax-Free Income Fund, Municipal Bond Fund, and Intermediate-Term Municipal Bond Fund, will provide 60 days notice to shareholders before changing the Fund's investment emphasis.

I. FUNDAMENTAL INVESTMENT POLICIES

The six fundamental investment policies listed below apply to all of the Funds:

1. The Funds may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.(1)

2. The Funds may not underwrite the securities of other issuers except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

3. The Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. The Funds may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

5. The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors and investing in loans, including assignments and participation interests.
--------------------
1 With respect to Fund borrowing in Fundamental Policy 1. above, such borrowing is limited to the extent that immediately following any such borrowing the Fund maintains asset coverage of at least 300% of the total of all outstanding borrowings, except that if such asset coverage falls below 300%, the Fund will within three business days, or longer if the SEC allows, reduce the amount of its borrowings accordingly.

6. The Funds will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Funds would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

The fundamental policy below applies to all Funds except the Money Market Funds:

         The Funds will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Funds from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The fundamental policy below applies only to the Money Market Fund:

         The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the Tax-Free Money Market Fund:

         The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the California Tax-Free Income Fund, Municipal Bond Fund, Intermediate-Term Municipal Bond Fund, and Tax-Free Money Market Fund:

         During normal market conditions, the Funds will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.

II. NON-FUNDAMENTAL INVESTMENT POLICIES


In addition to the policies described in the Funds' prospectuses, the following six non-fundamental policies have been adopted by all Funds covered by this SAI except as noted:

1. Foreign Currency Exchange: [All Funds except International Fund] The Funds will not buy or sell foreign currency, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

2. Foreign Securities: [All Funds except International Fund] The Funds may invest up to 20% of its assets in foreign securities which are listed on a national exchange, including investments in American Depository Receipts.

3. Temporary Investments: The Funds may purchase as temporary investments for its cash: commercial paper; certificates of deposit; shares of no-load, open-end money market funds; repurchase agreements (subject to restrictions on the Fund's investment in illiquid securities), and other short-term investments.

4. Illiquid Securities: If immediately after and as a result of such action the value of the following securities, in the aggregate, would exceed 15% of the Fund's net assets [10% in the case of the Money Market Funds], the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter (OTC) options or hold assets set aside to cover OTC options written by the Funds, (iv) enter into repurchase agreements maturing in more than seven days, or (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the NASDAQ Stock Market.

5. Purchasing Securities on Margin: The Funds will not purchase securities on margin. However, the Funds may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

6. Leverage: The Funds may borrow money (i) from banks or (ii) by engaging in reverse repurchase agreements.


In addition to the common non-fundamental policies described above, the following non-fundamental policies, under normal circumstances, apply to each of the Funds of the named Trust as noted:

Safeco Common Stock Trust


Convertible Securities: [Core Equity Fund, Large-Cap Growth Fund, Small-Cap Value Fund, Growth Opportunities Fund only] The Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

Equity and Equity-Related Securities: Large-Cap Value Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies whose total market capitalization at the time of investment is at least $4 billion; Core Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities; Large-Cap Growth Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies whose total market capitalization at the time of investment is within the range of market capitalizations of companies included in the Russell 1000 Growth Index; Small-Cap Value Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies with total market capitalization at the time of investment of less than $1.5 billion; and International Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stock and at least 65% of its total assets in securities issued by companies domiciled in countries other than the United States.

Forward Contracts, Options, Futures Contracts and Options on Futures: [All Funds except Core Equity Fund, Large-Cap Growth Fund, Growth Opportunities Fund, Small-Cap Value Fund, and Balanced Fund]: The Fund will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 20% of the Fund's net assets.

[Core Equity Fund, Large-Cap Growth Fund, Growth Opportunities Fund, Small-Cap Value Fund, and Balanced Fund only]: The Fund will not write a put or call option if, as a result there of, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets.


[All Funds]: The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of the Fund's net assets.

[All Funds]: The Fund will not enter into any futures contract or option on futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

Safeco Managed Bond Trust

Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Fund may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Bonds: The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including but not limited to corporate, government, and mortgage bonds, most of which will be investment-grade quality, whether rated or unrated. The Fund may invest up to 20% of its assets in high-yield ("junk" or "high-risk") debt securities rated below investment grade, and may invest in Yankee sector bonds and Eurodollar bonds. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

Safeco Taxable Bond Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

High-Yield, Debt Securities: The High-Yield Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, debt securities.

U.S. Government Securities: The Intermediate-Term U.S. Government Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The dollar-weighted average maturity of the Fund will generally range between three and ten years although the maturity of individual securities may be out of that range.

Safeco Tax-Exempt Bond Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Funds will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Funds's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Short-Term Tax-Exempt Obligations: The Funds may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization (NRSRO); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

U.S. Government Obligations: The Funds may invest in obligations of the U.S. government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

Municipal Notes: The Funds may invest in municipal notes, including tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

Single State Concentration: [All Tax-Exempt Bond Funds except the California Tax-Free Income Fund] The Funds will limit their investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

Municipal Bonds: The Municipal Bond Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and the Intermediate-Term Municipal Bond Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds, and will maintain an average dollar-weighted maturity of between three and ten years.

Safeco Money Market Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Funds will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Single State Concentration: The Funds will limit their investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

Short-Term Tax-Exempt Obligations: [Tax-Free Money Market Fund ONLY] The Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization (NRSRO); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase


Single Issuer Concentration: The Funds may invest up to 25% of their total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations (NRSROs); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by the investment adviser to be of comparable quality.

..

ADDITIONAL INVESTMENT INFORMATION

STOCK FUNDS


The Large-Cap Value Fund, Core Equity Fund, Large-Cap Growth Fund, Multi-Cap Core Fund, Small-Cap Value Fund, Growth Opportunities Fund, Balanced Fund, and International Fund, (the "Stock Funds") may make the following investments, among others, although they may not buy all of the types of securities that are described:


1. Common Stocks and Preferred Stocks. Common stocks represent equity interest in a corporation. Although common stocks in general have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

2. Bonds and Other Debt Securities. The Funds may invest in bonds and other debt securities that are rated investment grade, or unrated bonds determined by the investment adviser to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by S&P and Fitch) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     Bonds and debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

3. Convertible Securities. Convertible bonds and convertible preferred stock may be exchanged for a stated number of shares of the issuer's common stock at a certain price known as the conversion price. The conversion price is usually  greater  than  the  price  of the  common  stock  at the  time the convertible security is purchased. Generally, the interest rate of convertible bonds and the yield of convertible preferred stock will be lower than the issuer's non-convertible securities. Also, the value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates. However, convertible securities may show less volatility in value than the issuer's non-convertible securities. A risk associated with convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained.

4. Warrants. A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period. Warrants may be purchased and sold separately or attached to stocks or bonds as part of a unit offering. The term of a warrant may run from two to five years and in some cases the term may be longer. The exercise price carried by the warrant is usually well above the prevailing market price of the underlying common stock at the time the warrant is issued. The holder of a warrant has no voting rights and receives no dividends. Warrants are freely transferable and may trade on the major national exchanges. Warrants may be speculative. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Fund could lose all of its principal investment in the warrant.

     A Fund will invest in a warrant only if the Fund has the authority to hold the underlying common stock. Additionally, if a warrant is part of a unit offering, a Fund will purchase the warrant only if it is attached to a security in which the Fund has authority to invest. A Fund will generally purchase warrants only after its investment adviser determines that the exercise price for the underlying common stock is likely to be achieved within the required time-frame and for which an actively traded market exists. SAM will make this determination by analyzing the issuer's financial health, quality of management and any other factors deemed to be relevant.

5. Restricted Securities and Rule 144A Securities. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. Investing in restricted securities may increase the Fund's illiquidity to the extent that qualified institutional buyers or other buyers become unwilling, for a time, to purchase the securities. As a result, the Fund may not be able to sell these securities when its investment advisor deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Funds likely will be able to dispose of the securities without registering them under the 1933 Act. The investment adviser, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

6. Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into a repurchase agreement unless the agreement is fully collateralized and the Fund will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to a Fund if the other party to a repurchase agreement defaults or becomes bankrupt. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the investment adviser to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. The investment adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

7. American Depository Receipts (ADRs). ADRs as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are equity-related securities that evidence ownership of shares of a foreign issuer. These receipts are issued by depository banks or trust companies and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the depository bank or trust company, or that such information in the market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the depository bank or trust company issuer. See "SPECIAL INVESTMENT RISKS-Foreign Securities" for additional information.

8. Foreign Securities. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. (SEE "SPECIAL INVESTMENT RISKS - Foreign Securities" for additional information.) Each of the Funds other than the International Fund may invest up to 20% of its net assets in foreign securities. The International Fund may invest 100% of its assets in foreign securities.

9. Indexed Securities. The Funds may invest in securities whose performance and principal amount at maturity are linked to a specified equity security or securities index. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indexes to which they are indexed, but such securities are subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

10. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. The Funds may purchase these short-term securities as a cash management technique under those circumstances where they have cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. In making temporary investments in commercial paper and certificates of deposit, a Fund will adhere to the following guidelines:

(a) Commercial paper must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or issued by companies with an unsecured debt issue currently outstanding rated AA by S&P or Aa by Moody's or higher.

(b) Certificates of deposit (CDs) must be issued by banks or savings and loan associations that have total assets of at least $1 billion or, in the case of a bank or savings and loan association not having total assets of at least $1 billion, the bank or savings and loan association is insured by the FDIC. A Fund's investments in CDs issued by FDIC-insured banks or savings and loan associations having less than $1 billion in assets will be limited in amount to the statutory insurance coverage provided by the FDIC.

11. Real Estate Investment Trusts (REITs). REITs purchase real property, which is then leased, and make mortgage investments. REITs attempt to qualify for "modified pass through" tax treatment for federal income tax purposes, similar to the Funds' treatment (see "Tax Information"), by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of the properties owned and the financial condition of lessees and mortgagors. The value of REIT units will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged. Some REITs pay investment management fees to third parties. If a Fund invests in a REIT with this type of expense structure, the Fund would pay investment management fees for the REIT in addition to paying investment management fees to the Fund's investment adviser.

12. Illiquid Securities. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. The investment adviser determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

13. When-Issued or Delayed-Delivery Securities. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Fund bears the risk of such fluctuation from the date of purchase. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect a Fund's share price in a manner similar to the use of leveraging. A Fund may dispose of its interest in those securities before delivery.

14. Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors. The International Fund may invest in debt securities issued by foreign companies and governments. The Fund will make such investments primarily for defensive purposes (e.g. in response to adverse market, economic, political or other conditions), but may do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a debt security are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund.

15. Eurodollar Bonds. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

16. Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations (and entities classified as such for federal tax purposes) organized as vehicles to invest in companies of certain foreign countries. Investors in a PFIC indirectly bear their proportionate share of the PFIC's management fees and other expenses. See "Tax Information" for information regarding potentially disadvantageous tax consequences of investing in PFICs.

17. Options on Securities and Security Indexes. The Funds may purchase put and call options and may write (sell) covered call options on securities in which it may invest or on any index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges. The Funds may write covered call options and purchase put and call options for any non-speculative purpose, including as a substitute for the purchase or sale of securities, to protect against declines in the value of portfolio securities, or to protect against increases in the cost of securities to be acquired. The Funds' use of options involves certain special risks, in addition to the risk that the market will move adversely to the Fund's option position. See "Risks Associated with Equity Options Transactions" below and "Hedging Transactions" in the section entitled SPECIAL INVESTMENT RISKS, for discussions of these risks or for additional restrictions on Fund investment in options. The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of put and call options on securities and security indexes.

18. Writing Covered Call Options. A call option on a security obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A call option on a securities index written by a Fund obligates the Fund to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. Call options on securities indexes do not involve the actual sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. The Funds will write call options only if they are covered, and such options must remain covered so long as a Fund is obligated as a writer.

     For purposes of writing covered call options on securities, the Funds define "covered" differently. With respect to the International Fund, a call option is "covered" if: the Fund has an immediate right to acquire that security: (i) without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), or (ii) upon the Fund's conversion or exchange of other securities held in its portfolio, or (iii) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account with its custodian. With respect to the other Funds, a call option on a security is "covered" only if at the time the Fund writes the call, the Fund holds in its portfolio on a share-for-share basis the same security as the call written. A Fund must maintain such security in its portfolio from the time the Fund writes the call option until the option is exercised, terminated or expires.

     When a Fund writes a call option on an industry or market segment index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered, and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written, where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

19. Purchasing Equity Options. The Funds would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The purchase of a call option on securities would entitle the Fund, in return for the premium paid, to receive specified securities at a specified price during the option period. The purchase of an index call option would entitle the Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if the market value of the security or the amount of a cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option on a security would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of an index put option would entitle the Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the market level of the security or the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

20. Closing Transactions on Equity Options. The Funds may exercise an option it holds or make an offsetting sale or purchase of an identical option to close out its previous position as the holder or writer of that option.

21. Risks Associated with Equity Options Transactions. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the investment adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to dispose of assets until the options expire or are exercised. Similarly, if the International Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

     The distinctive characteristics of options on securities indexes create certain risks that are not present with options on securities. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Funds would not be able to close out options that they had purchased or, in the case of the International Fund, written and, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds generally will select stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

     Price movements in the Funds' equity security portfolios probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities it holds in its portfolio may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Funds' securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options.

     There are also certain special risks involved in purchasing put and call options on stock indexes. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

22. Options on Debt Securities. (International Fund Only) The Fund may purchase and write (i.e., sell) put and call options on debt securities. Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

     The Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as options on equity securities as described above, except that, in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for the Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the Fund's investment adviser, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

     The Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price and expiration date where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. The Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

     The Fund may purchase "protective puts" on debt securities in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described above in "Purchasing Equity Options."

     The Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

     If the Fund, as a writer of an exchange-traded option, wishes to terminate the obligation, it may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, dealer options generally do not have a continuous liquid market. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the dealer option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the dealer option. While the Fund will seek to enter into dealer options only with counterparties who agree to and who are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected. The Fund may not invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the SEC has taken the position that purchased dealer options and the assets used as "cover" for written dealer options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written dealer options may be considered liquid provided that the Fund sells dealer options only to qualified dealers who agree that the Fund may repurchase any dealer option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund's purchase and sale of exchange-traded options on debt securities will be subject to the risks described above in "Risks Associated with Equity Options Transactions."

23. Options on Foreign Currencies. (International Fund Only) The Fund may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's securities are denominated, the dollar value of such securities will decline even though their foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, the Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Fund's investment adviser anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

     The Fund's successful use of options on foreign currencies depends upon the investment adviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Furthermore, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

     The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not their market risks. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

24. Stock Index Futures Contracts. The Funds may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

     A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Funds may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds' equity securities.

     A Fund's successful use of stock index futures contracts depends upon the investment adviser's ability to predict the direction of the market, and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

     Under regulations of the Commodity Futures Trading Commission (CFTC), investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of the Fund's assets may be committed as initial margin on futures contracts.

25. Interest Rate Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, and Government National Mortgage Association
     (GNMA) certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.


     The Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. The Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. The Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its futures.

     The Fund's successful use of interest rate futures contracts depends upon the investment adviser's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to the Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities the Fund intends to hedge or acquire and the interest rate futures contracts available to it, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described above in "Stock Index Futures Contracts."

26. Foreign Currency Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, the Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and other options thereon that are traded on a commodities exchange or a board of trade. See "Stock Index Futures Contracts" above for a general description of futures contracts. The Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. The Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in their ongoing management.

     The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. The Fund's successful use of foreign currency futures contracts depends upon the investment adviser's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed above more fully under "Options on Foreign Currencies" and "Stock Index Futures Contracts."

27. Options on Futures Contracts. The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, on exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

     Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

     The Funds will not purchase a put or call option or option on a futures contract if, as a result, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

28. Forward Foreign Currency Exchange Contracts. (International Fund Only) The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

     By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the International Fund's investment adviser believes that it is important to have the flexibility to enter into forward contracts when it is determined that the best interests of the Fund will thereby be served. The Fund's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. However, there is no assurance that liquid markets will exist for any particular forward contract at any particular time or that the Fund will be able to effect a closing or "offsetting" transaction. Forward contracts are subject to other risks described in the Special Investment Risks section for "Foreign Securities," "Currency Exchange Rates," and "Hedging Transactions."

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

29. Unseasoned Issuers. The Funds may invest in securities of unseasoned issuers. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.


INTERMEDIATE-TERM U.S. GOVERNMENT FUND,
HIGH-YIELD FUND AND INTERMEDIATE-TERM BOND FUND

Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described:

1. Direct Obligations of the U.S. Treasury such as U.S. Treasury Bills, Notes, Bonds, and STRIPS (Separate Trading of Registered Interest and Principal of Securities). The Funds invest in securities that are direct obligations of the U.S. Treasury and supported by the full faith and credit of the U.S. government.

2. U.S. Treasury Inflation-Indexed Securities (TIIS). The Funds may invest in U.S. Treasury securities that pay a fixed amount of interest on an inflation (as measured by the CPI-U) adjusted principal. At maturity the securities are redeemed at the greater of par on the original issue or the inflation adjusted principal.

3. Other U.S. Government Securities, including (a) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA); (b) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank (FHLB), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), the Federal Agricultural Mortgage Corp. (FRMMT), or the Student Loan Marketing Association (Sallie
     Mae), and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA). While U.S. government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. Agency Subordinated Debt. The Funds may invest in subordinated debt instruments issued by U.S. government-sponsored entities, such as FNMA, FHLMC, and by federally related institutions. These securities are not backed by the full faith and credit of the U.S. government. Subordinated agency debt is unsecured, subordinated obligations of the agency, ranking junior in right of payment to certain other existing and future obligations of the agency. Subordinated debt is among the first after equity to lose value in the event of financial failure. Investors are exposed to loss and do not benefit, as equity shareholders might, from excessive risk taking.

5. Corporate Debt Securities (Intermediate-Term U.S. Government Fund and Intermediate-Term Bond Fund Only). The Funds may invest in corporate debt securities that at the time of purchase are rated in the top four grades (Baa or BBB or higher) by either Moody's, Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, determined by the investment adviser to be of comparable quality to such rated debt securities. In addition to reviewing ratings, the investment adviser will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management.

6. Repurchase Agreements. See the description of such securities under "Additional Investment Information - Stock Funds."

7. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information - Stock Funds."

8. Yankee Debt Securities and Eurodollar Bonds. The High-Yield Fund and the Intermediate-Term Bond Fund may invest in Yankee sector debt securities. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.


     S&P, Moody's, and Fitch rate Yankee sector debt obligations. If a debt obligation is unrated, the investment adviser will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while the investment adviser will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities that may not always be possible. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent U.S. dollar-denominated funds from flowing across its borders.


9. Short-Term Investing. The Funds may invest for short-term purposes when the investment adviser believes such action to be desirable and consistent with sound investment practices. No Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its securities whenever the investment adviser deems advisable, without regard to the length of time the securities have been held. See the description of such securities under "Additional Investment Information -Stock Funds."

10. Restricted Securities and Rule 144A Securities (Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund Only). See the description of such securities under "Additional Investment Information-Stock Funds."


11. Mortgage-Backed Securities. The mortgage-backed securities in which the Fund may invest represent participation interests in pools of mortgage loans or securities collateralized by pools of mortgage loans. Ginnie Maes (Government National Mortgage Association (GNMA)) are comprised of Federal Housing Administration (FHA) insured mortgages and Veterans Administration
     (VA) guaranteed loans and are backed by the full faith and credit of the U.S. government. Freddie Macs (Federal Home Loan Mortgage Corporation (FHLMC)) are participation certificates backed by both FHA and VA mortgages and privately insured conventional mortgages plus the general guarantee of FHLMC, a privately managed public institution owned by the Federal Home Loan Bank Board System members. Fannie Maes (Federal National Mortgage Association (FNMA)) are mortgage-backed securities issued and guaranteed by FNMA, a U.S. government-sponsored, publicly held company, and backed by both conventional and FHA and VA mortgages. Freddie Macs and Fannie Maes are not guaranteed by the full faith and credit of the U.S. government.

     Unlike conventional bonds, the principal with respect to mortgage-backed securities is paid back over the life of the loan rather than at maturity. Consequently, the Fund will receive monthly scheduled payments of both principal and interest. In addition, the Fund may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages. Since the Fund must reinvest scheduled and unscheduled principal payments at prevailing interest rates and such interest rates may be higher or lower than the current yield of the Fund's portfolio, mortgage-backed securities may not be an effective means to lock in long-term interest rates. In addition, while prices of mortgage-backed securities, like conventional bonds, are inversely affected by changes in interest rate levels, because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall.

12. Collateralized Mortgage Obligations (CMOs). Mortgage-backed securities in which the Fund may invest include "modified pass-through" securities or CMOs issued by Ginnie Mae, Freddie Mac, and Fannie Mae or by private issuers which are collateralized by securities issued by the U.S. government or one of its agencies or instrumentalities. Modified pass-through securities "pass through" to their holders the scheduled monthly interest and principal payments relating to mortgage loans in the pool. CMOs are securities collateralized by a portfolio of mortgage loans or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. The Fund may purchase CMOs that are interests in real estate mortgage investment conduits (REMICs) sponsored by GNMA.

     The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. There is the risk that the Fund may fail to recover any premium it pays due to market conditions and/or mortgage prepayments. The Fund will not invest in interest-only or principal-only classes -- such investments are extremely sensitive to changes in interest rates.

     CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, a CMO may be structured so that its yield moves in the same direction as market interest rates (i.e., the yield may increase as rates increase and decrease as rates decrease) but may do so more rapidly or to a greater degree. Other CMO classes may be structured to pay floating interest rates that either move in the same direction or the opposite of short-term interest rates. The market value of such securities may be more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics.

13. Asset-Backed Securities. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as (but not limited to) consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment. Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

14. Zero Coupon Bonds. Zero coupon bonds are purchased at a discount without scheduled interest payments. Because zero coupon bonds do not pay current interest, their prices can be very volatile when interest rates change. In calculating its dividends, the Intermediate-Term Bond Fund accrues as income a portion of the difference between the purchase price and the face value of each zero coupon bond it holds. Each Fund intends to distribute substantially all of its income to shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information") If a Fund's cash position is depleted, a Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, the investment adviser does not expect non-cash income to materially affect a Fund's operations.


     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

15. Cash or High-Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

16. High-Yield Debt Securities, also known as High-Risk Debt Securities or "Junk Bonds" (High-Yield Fund and Intermediate-Term Bond Fund Only). The Funds may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P, Moody's or Fitch, or, if not rated by these agencies, in the opinion of the investment adviser, have credit characteristics comparable to such rated securities. Up to 20% of the High-Yield Fund's net assets may be invested in such unrated securities. the investment adviser will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the High-Yield Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in the investment adviser's opinion, the potential for high yield outweighs the risk.

     While debt securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities.

     Yields on high-yield, debt securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value per share of the High-Yield Fund to be volatile. Lower-quality, debt securities tend to reflect short-term economic and corporate developments to a greater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, debt securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that security. the investment adviser will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

17. Debt Securities with Equity Features (High-Yield Fund and Intermediate-Term Bond Fund Only). The Funds may acquire these securities when comparable in yield and risk to debt securities without equity features, but only when acquired as a result of unit offerings that carry an equity element such as common stock, rights, or other equity securities. The Funds will hold these common stocks, rights, or other equity securities until the investment adviser determines that, in its opinion, the optimal time for sale of the equity security has been reached.

18. Payment-in-Kind (High-Yield Fund and Intermediate-Term Bond Fund Only). The Funds may hold "payment-in-kind" fixed-income securities, which receive interest paid in additional securities rather than cash. A Fund accrues income on these securities but does not receive cash interest payments until maturity or payment date. Each Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). As a result, if its cash position is depleted, a Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, the investment adviser does not expect non-cash income to materially affect a Fund's operations. Payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

19. Municipal Securities (Intermediate-Term Bond and High-Yield Funds Only). The Funds may invest in obligations of, or guaranteed by, the U.S government, its agencies, or its instrumentalities or in debt securities that are rated in the four highest grades assigned by Moody's, S&P, or Fitch during market conditions that, in the opinion of the investment adviser, are unfavorable for satisfactory market performance by lower-rated or unrated debt securities. The Funds may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and the investment adviser believes that the risk of loss of principal may be substantially reduced with a small reduction in yield.


20. Credit Ratings. Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. The investment adviser uses S&P, Moody's, and Fitch ratings as a preliminary indicator of investment quality. The investment adviser will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help the investment adviser to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on the investment adviser's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher-quality debt securities. This is particularly true for the High-Yield Fund.

MUNICIPAL BOND FUND, INTERMEDIATE-TERM MUNICIPAL BOND FUND, AND CALIFORNIA TAX-FREE INCOME FUND

Each Tax-Exempt Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described:

1. Municipal Bonds. Each Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities but may not be as attractive to as many investors as rated securities. Each Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade (or in comparable unrated bonds subject to the 20% limit). Such bonds are of medium grade, have speculative characteristics, and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment-grade security (such below investment-grade securities are commonly referred to as "high yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but the investment adviser will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Fund will not hold more than 5% of its net assets in such below investment-grade securities.

     The term "municipal bonds" as used in this SAI means those obligations issued by or on behalf of states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities, or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, exempt from California personal income tax.

     Revenue Bonds, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. A "private activity bond" is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment, and may involve greater risk. Each Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste, and utilities. Each Fund will not purchase private activity bonds or any other type of revenue bonds, the interest on which is an item of tax preference for purposes of the federal alternative minimum tax.

     General Obligation Bonds, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

     Variable and Floating Rate Obligations, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. A Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments. For purposes of calculating average dollar-weighted maturity, the Intermediate-Term Municipal Bond Fund will treat variable and floating rate obligations as having a maturity equal to the period remaining until the date the Fund can next exercise the demand feature by selling the security back to the issuer.

     Put Bonds, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and put bonds with demand features. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles a Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

     Municipal Lease Obligations, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. A Fund will invest in only those municipal lease obligations that are, in the opinion of the investment adviser, liquid securities under guidelines adopted by the Safeco Tax-Exempt Bond Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Certificates of Participation (COPs) in municipal lease obligations, which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. A Fund will only invest in those COPs that are, in the opinion of the investment adviser, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Participation Interests, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

     Municipal Notes, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. A Fund may purchase municipal notes as a medium for its short-term investments, the interest on which will not be subject to federal income tax when distributed to the Fund's shareholders. Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. A Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of the investment adviser, are of comparable quality.

2. Shares of No-Load, Open-End Investment Companies that Invest in Tax-Exempt Securities With Remaining Maturities of One Year or Less. Such shares will be purchased only as a medium for a Fund's short-term investments if the investment adviser determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

3. Repurchase Agreements. See the description of such securities under "Additional Investment Information - Stock Funds."

4. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information - Stock Funds."

5. Illiquid Securities. See the description of such securities under "Additional Investment Information - Stock Funds."

6. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit and Shares of No-Load, Open-End Money Market Funds. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

7. Short-Term Investments. Each Fund may invest for short-term purposes when the investment adviser believes such action to be desirable and consistent with sound investment practices. Each Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever the investment adviser deems advisable without regard to the length of time the securities have been held.

MONEY MARKET FUNDS

Quality and Maturity. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Money Market Fund and the Tax-Free Money Market Fund may purchase only high-quality securities that the investment adviser believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, the security must be judged by the investment adviser to be of equivalent quality.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (e.g., A-2 by S&P).

The Money Market Funds may not invest more than 5% of their total assets in second tier securities. In addition, the Money Market Funds may not invest more than 1% of their total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Funds limit their investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the Money Market Funds may look to an interest rate reset or demand feature.

A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" for further explanation of rating categories.

Except as noted, each Money Market Fund may make the following investments, among others, although it may not buy all of the types of securities that are described:

1. Repurchase Agreements. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent.

2. Variable and Floating Rate Instruments. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Fund would be required to act to keep the instrument.


3. Other Floating and Variable Rate Securities. Securities collateralized by a portfolio of municipal bonds which are divided into classes. The Fund will purchase only classes of such securities that provide for floating rates and which can be put back to a liquidity provider (generally at par) on a fixed date.


4.   Restricted  Securities  and Rule 144A  Securities.  The Fund may  invest in restricted securities eligible for resale under Rule 144A under the 1933 Act and commercial paper sold pursuant to Section 4(2) of the 1933 Act, provided that the investment adviser had determined that such securities are liquid under guidelines adopted by the Board of Trustees. See the description of Rule 144A Securities under "Additional Investment Information - Stock Funds." Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that buyers, for a time, become unwilling to purchase the securities.


5. Commercial Paper Obligations. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements, and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase U.S. dollar-denominated commercial paper issued in the U.S. by foreign entities.

     While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. A Fund will purchase commercial paper issued by foreign entities only if, in the opinion of the investment adviser, it is of an investment quality comparable to other obligations that may be purchased by the Fund.

6. Tax-Exempt Commercial Paper (Tax-Free Money Market Fund Only). These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes (PNs), BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

7. Illiquid Securities. See the description of such securities under "Additional Investment Information - Stock Funds.

8. Securities Issued by Banks and Other Issuers. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks. Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

9. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information - Stock Funds."

10. Mortgage-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information-Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund." In addition to the agency-insured or guaranteed mortgage loan pools described there, the Money Market Fund may purchase securities collateralized by mortgage loans or by mortgage-backed securities that are not insured or guaranteed by any U.S. governmental agency, but which carry private issuer guarantees, surplus collateral levels or other credit enhancements sufficient to obtain credit ratings making them eligible for purchase by the Fund.


11. Asset-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information- Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund."

12. U.S. Government Securities. U.S. government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. government, but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

13. Corporate Obligations such as Publicly Traded Bonds, Debentures and Notes (Money Market Fund Only). The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

14. Taxable Municipal Bonds (Money Market Fund Only). Taxable municipal bonds are issued by municipalities to finance certain activities that are not eligible for exemption from federal income tax, such as local sports facilities or refunding of a refunded issue. When purchased by the Money Market Fund, the bonds will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest.

15. Municipal Bonds (Tax-Free Money Market Fund Only). Municipal bonds are issued to raise longer-term capital but, when purchased by the Tax-Free Money Market Fund, will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds, and may include the following:

     Bond Anticipation Notes (BANs). These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs). These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs). These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Variable and Floating Rate Instruments. Certain municipal obligations may carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals so as to cause the instruments' market value to approximate their par value. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

16. Term Put Bonds. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

17. Yankee Debt Securities and Eurodollar Bonds (Money Market Fund Only). See the description of such securities under "Additional Investment Information
     - Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund."

18. Shares of No-Load, Open-End Investment Companies That Invest in Tax-Exempt Securities With Remaining Maturities of Thirteen Months or Less (Tax-Free Money Market Fund Only). Such shares will be purchased only if the investment adviser determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

SPECIAL INVESTMENT RISKS

BELOW INVESTMENT-GRADE BONDS:

The High-Yield Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment-grade bonds. The Intermediate-Term Bond Fund may invest up to 20% of its net assets in below investment-grade bonds. Up to 10% of the net assets the Balanced Fund invests in debt securities may be invested in below investment-grade bonds. The Large-Cap Value, Small-Cap Value, and Large-Cap Growth Funds may invest in below investment-grade bonds, but do not currently anticipate doing so as a principal investment strategy. The other Funds, as a result of downgrades, may own below investment-grade bonds. Below investment-grade bonds are speculative and involve greater investment risks than investment-grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment-grade bonds may experience increased volatility.

Below investment-grade bonds (commonly referred to as "high-yield," "high-risk," or "junk" bonds) have certain additional risks associated with them. Yields on below investment-grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment-grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause a Fund to lose all or part of its investment in that security. The investment adviser will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.


The liquidity and price of below investment-grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact a Fund's ability to dispose of the bonds as well as make valuation of the bonds more difficult.

Because there tend to be fewer investors in below investment-grade bonds, it may be difficult for a Fund to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.

FOREIGN SECURITIES:

The International Fund invests at least 65% of its assets in countries domiciled in countries other than the United States. Large-Cap Value Fund, Core Equity Fund, Large-Cap Growth Fund, Multi-Cap Core Fund, Small-Cap Value Fund, Growth Opportunities Fund, Balanced Fund, Municipal Bond Fund, Intermediate-Term Municipal Bond Fund, California Tax-Free Income Fund, Intermediate-Term U.S. Government Fund, Intermediate-Term Bond Fund, High-Yield Fund, Money Market Fund, and Tax-Free Money Market Fund may invest up to 20% of assets in foreign securities.


Investing in foreign companies and markets involves certain considerations, including those set forth below, which are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.


It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There may be less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The risks associated with investment in foreign securities are more significant in emerging markets. Securities markets of developing countries tend to be smaller, more volatile and may be less liquid than the markets of developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

CURRENCY EXCHANGE RATES (International Fund):

The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of a Fund's investments in that country). The International Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such transactions do not fully protect the International Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. Further, the International Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution. For example, if certain realized foreign currency losses exceed other investment company taxable income (as described below under "Tax Information") during a taxable year, the International Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized for federal income tax purposes as a return of capital to shareholders, rather than as ordinary dividends.


HEDGING TRANSACTIONS:

Hedging transactions cannot eliminate all risks of loss to the Funds and may prevent a Fund from realizing some potential gains. The projection of short-term foreign currency (International Fund) and foreign market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange rates and market movements; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of options, futures contracts and options on future contracts with the assets on which they are based; lack of liquid secondary markets and inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See the Special Investment Risks section for "Foreign Securities" and for "Currency Exchange Rates."

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. dollar rather than directly to the U.S. dollar or another currency.

Forward contracts, options, futures contracts and options on futures contracts may be used on behalf of the Funds to hedge investment risk and not for speculation.


GEOGRAPHICAL AND ISSUER SIZE LIMITATIONS:

International Fund. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

Growth Opportunities Fund and Small-Cap Value Fund. Growth Opportunities Fund and Small-Cap Value Fund invest in small-sized companies, which involves greater risks than investment in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative. Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and involve greater risk than do investments in companies with established operating records.

California Tax-Free Income Fund. The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California (hereinafter "State" or "California") and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the California Tax-Free Income Fund plans to invest primarily in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by California and its political subdivisions. A more detailed description can be found in such official statements. The California Tax-Free Income Fund has not independently verified any of the information presented in this section.

General Economic Conditions. California's economy is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's population of approximately 35 million represents over 12 percent of the total United States population.

Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped in half from the recession to under 5%, its lowest level in three decades. The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. The severe financial challenges which have faced the State since early 2001 may continue for several years.

Job losses have been concentrated in the San Francisco Bay area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Unemployment reached almost 7% by year-end, at which time the State Department of Finance described the State economy as in a holding pattern. Personal income rose by only 1% in 2002. Residential construction and home sales remained strong, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

The State is facing serious cash flow difficulties. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. Further external cash flow borrowings will be required into the 2003-2004 fiscal year. The State's ability to meet its cash requirements will continue to depend on access to capital markets until it brings revenues and expenses into closer balance.

2002 Budget Act. The 2002-2003 Budget, released on January 10, 2002 (the "2002-2003 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly impacted by the slowing economy and stock market decline. As a result, in January of 2002, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion. The May Revision to the 2002-2003 Governor's Budget (the "May Revision") projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years. As a result, the combined budget gap for 2001-2002 and 2002-2003 rose from the $12.5 billion estimated in January to $23.6 billion.

The 2002 Budget Act, signed by the Governor on September 5, 2002, closed the $23.6 billion budget gap between expenditures and revenues (the "Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. However, the State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit."

In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in Fiscal Year 2002-03. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for Fiscal Year 2002-03 and $5.3 billion for Fiscal Year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into Fiscal Year 2003-04) was for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the California Public Employees' Retirement System ("CalPERS"). However, the issuance of the pension obligation bonds may be delayed or cancelled for the Fiscal Year 2003-04 due to delays from litigation.

The 2003-04 Budget projected revenues from the three largest tax sources to be about $61.7 billion, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively. The 2003-04 Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004, and proposed to close this shortfall with expenditure reductions including the reduction of the VLF backfill to cities and counties, the realignment of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings.

On May 14, 2003, the Governor released the May Revision to the Budget. The May Revision reduced the revenue estimate for Fiscal Year 2003-04 to $70.8 billion from the 2003-04 Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result, together with the lost opportunities for savings because of legislative action in lower amounts than requested by the Governor and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for Fiscal Years2002-03 to 2003-04 increased from $34.6 billion to $38.2 billion.

The Governor made a number of fundamental changes in the May Revision from his earlier budget proposals. The Governor proposed to address the budget shortfalls in three phases: (1) eliminate the estimated $10.7 billion budget deficit by issuing fiscal recovery bonds ("FRBs"); (2) balance the 2003-04 Budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the realignment of certain health and social services programs from the State to counties; and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate the estimated $7.9 billion remaining funding gap for Fiscal Year 2004-05.

Although the largest and most critical component of the budget proposals, the issuance of the FRBs is the subject of current litigation over Constitutional debt-limit provisions, and their issuance is uncertain. In addition, the Legislature established a Fiscal Recovery Fund to deposit revenues from a temporary 1/2(cent) sales taxes that begins July 1, 2004. The Legislature currently plans on paying the debt service on the FRBs from future appropriations from the Fiscal Recovery Fund.

In the event that litigation materially delays or prevents the issuance of the FRBs, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act that could be cut to address the shortfall, which would also result in a cash shortfall. The State would almost certainly be required to substantially reduce spending, raise taxes and/or incur other short-term or long-term borrowings.

2003 Budget Act. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, and signed into law by the Governor on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision, including the issuance of FRBs to address the budget deficit. The 2003 Budget Act rejected the proposed realignment of certain health and social services programs, and instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources.

Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3%, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4% increase in State tax revenues, as projected by the Legislative Analyst's Office ("LAO"), reflecting a correspondingly moderate growth in the State's economy.

General Fund expenditures are estimated to drop 9% from $78.1 billion in Fiscal Year 2002-03, to $71.1 billion in Fiscal Year 2003-04. Most of this decline can be explained by: (1) the suspension of VLF backfill payments to local governments; (2) additional Federal funds of approximately $1.5 billion under the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, which will be used to offset Medi-Cal costs and to cover other critical State program spending; (3) the anticipated receipt of $1.355 billion of pension obligation bond proceeds to cover CalPERS contributions; and (4) a one-time shift of Medi-Cal accounting from accrual to cash basis for estimated savings of approximately $930 million.

In its August 1, 2003 budget analysis, the LAO concluded that, absent the above-described factors, underlying spending for Fiscal Years 2002-03 and 2003-04 would be roughly equal. The LAO also concluded that Fiscal Year 2003-04 spending is considerably less than what would be required to maintain baseline spending for that fiscal year, which would encompass all spending requirements mandated by law at the outset of the fiscal year.

The 2003 Budget Act projects the June 30, 2004 reserve to be just over $2 billion. This reflects the assumed elimination of the $10.7 billion accumulated deficit. The LAO has predicted that additional Legislative action will be required in Fiscal Year 2004-05 to eliminate the estimated $7.9 billion remaining funding gap. Absent the corrective measures contained in the 2003 Budget Act, the State was projected to expend $90.9 billion in Fiscal Year 2003-04 rather than the budgeted $71.1 billion.


It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Election of New Governor. Following the recall of Governor Davis, newly elected Governor Arnold Schwarzenegger began assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may take actions that could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

2004-2005 Fiscal Year Budget. On January 9, 2004, Governor Schwarzenegger released his proposed 2004-2005 Budget (the "2004-2005 Governor's Budget"). In order to address the State's $22 billion accumulated debt the Governor proposed a four-part recovery plan consisting of (i) the California Economic Recovery Bond Act authorizing, subject to voter approval, the issuance of up to $15 billion in bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004;
(ii) additional budget solutions to close the budget gap (see below); (iii) a constitutional amendment requiring the Sate to adopt a balanced budget; and (iv) improving the business and jobs climate in California in order to revitalize the State's economy an d improve revenue growth over time.

Under the 2004-2005 Governor's Budget, revenues are projected to grow from $74.6 billion in the current year to 76.4 billion in 2004-2005, an increase of 2.4%. Expenditures are projected to decline from 78 billion in 2003-2004 to 76.1 billion in 2004-2005. The 2004-2005 Governor's Budget proposes to address the $17 billion projected budget shortfall through $18 billion in budgetary solutions including $7.3 billion in program reductions and related cost savings in the current and budget years combined. These reductions include a $2 billion reduction in Proposition 98 spending (assistance to local public schools and community college districts) and a $950 million reduction in transportation spending related to suspension of Proposition 42 transfer (allocation of gasoline and diesel fuel sales tax revenues for specific transportation purposes, including highways, streets and roads, and transit improvements); over $700 million in reductions in higher education, backfilled in large part by student fee increases; a $1.4 billion reduction in social services related to grant reductions, cost of living adjustment deletions, and elimination of state-only services In-Home Supportive Services; a $1.1 billion reduction in Medi-Cal, primarily related to 10% provider rate reductions; and a $400 million unallocated reduction to corrections.

The 2004-2005 Governor's Budget also proposes to address the budget shortfall through using proceeds from the Governor's proposed economic recovery bond to offset $5 billion of the budget gap; other loans and borrowing, including $930 million related to a proposed pension obligation bond sale, $947 million related to Proposition 98 "settle-up" obligations for 2002-2003 and 2003-2004, which are being deferred until after 2005-2006; local government related actions including a $1.3 billion property tax shift from local government to schools, reduced funding for juvenile probation, and a reduction in transportation funding related to the suspension of the Proposition 42 transfer; and transfers, other revenues and funds shifts, including a one-time shift of about $685 million in transportation funds to the General Fund in 2003-2004 and $350 million in new federal funds.

Based on its forecast of lower revenues and higher costs in both 2003-2004 and 2004-2005, the LAO estimates that even if all the elements of the 2004-2005 Governor's Budget were adopted, 2004-2005 would end with a General Fund deficit of $783 million. In addition, the LAO projects that the State would face an operating shortfall of approximately $7 billion beyond 2004-2005, absent corrective action.

Bond Ratings. S&P, Moody's, and Fitch made rating reductions on the State's long-term bonds and cash flow notes in late 2002 or 2003. As of March, 2004, S&P and Fitch had reduced California's general obligation bond ratings to BBB, and Moody's had reduced its ratings to Baa1. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Recent Developments Regarding Energy. From mid-2000 through early 2001, the State faced occasional shortages of electricity and dramatic increases in the spot market price for electricity, as a result of many complex factors deriving generally from a deregulation plan implemented in 1997. The three major investor-owned utilities in the State ("IOUs") purchased electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, which rose sharply, while the retail prices they could charge their residential and small business customers were capped at specified levels under the deregulation plan. By early January, 2001, the two largest IOUs had exhausted their cash reserves and could no longer purchase electricity in the spot market.

The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund.

The DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefore or to make any appropriation for their payment.

Constitutional and Statutory Limitations on Taxing and Spending . The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as "Proposition 13."

Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value," which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, and (2) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction.

Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity's continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the City of La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the Guardino and City of La Habra decisions.

An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

During Fiscal Year 2001-2002, the General Fund received $478 million in settlement payments. Of that amount $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. During Fiscal Year 2002-2003, the General Fund received $474 million, all of which was deposited in the healthcare fund.

State law allows the issuance of revenue bonds to generate $5.0 billion for the General Fund during Fiscal Year 2002-03 secured by revenues received by the State under the settlement agreement beginning in Fiscal Year 2003-04. An initial sale producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003.

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.

Pending Litigation. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately ten million (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The State has also provided additional funding to counties and cities through various programs. The 2003 Budget Act and related legislation continue to provide assistance to local governments, including $238.2 million for various local public safety programs, including $100 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003 Budget Act also provides $40.15 million for open space subvention reimbursements to cities and counties.

A program to offset a portion of the vehicle license fees (the "VLFs") paid by vehicle owners was established in 1998. The legislation that established the VLF offset program also provided that if there were insufficient General Fund monies to fully backfill the VLF offset, the percentage offset would be reduced proportionately to assure that local governments were not disadvantaged. In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLFs paid by taxpayers returned to the pre-1999 level and the State is not being obligated to make any offset payments in Fiscal Year 2003-04. The 2003 Budget Act requires the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. Litigation has been filed challenging the restoration of the pre-1999 VLF levels.

The entire statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to Work outcomes. Under Ca1WORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-2004 CalWORKS caseload is projected to be 466,000, down from 480,000 cases in 2002-2003. This represents a major improvement from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

In 2003-2004 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance-of-effort ("MOE") requirement. In an effort to keep program expenditures within the Temporary Assistance for Needy Families ("TANF") Block Grant and TANF MOE amounts, the 2003 Budget suspends the October 2003 statutory cost-of-living adjustment for cash grants. The 2003 Budget Act includes a one-time augmentation of $91.9 million for employment services to enable recipients to leave aid and become self-sufficient. The 2003 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2003 Budget Act also includes a TANF reserve of $175.3 million, which is available for unanticipated needs in any program for which TANF block grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.9 billion in State resources and $475 million in resources from the counties in Fiscal Year 2003-2004.

Obligations of Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

LENDING OF PORTFOLIO SECURITIES

The Funds may lend securities to qualified institutional investors, typically broker-dealers, banks or other financial institutions, who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Certain Funds have entered into an agreement with State Street Bank ("Lending Agent") to provide securities lending services. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Any gain or loss in the market price of the loaned securities that might occur during the term of the loan will be for the account of the Fund. Securities will be loaned only to parties that the Lending Agent and the investment adviser deem creditworthy and in good standing, and the terms and the structure of such loans will be consistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder. Among other things, these provisions limit the amount of securities a Fund may lend up to 33% of the Fund's total assets, and require (i) that the borrower provide the Fund with collateral in the form of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having a value at least equal to the value of the securities loaned, (ii) that the borrower add to such collateral whenever the price of the loaned securities rises, (iii) that the loan must be subject to termination by the Fund at any time, and (iv) that the Fund must receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing, short-term investments). Investing cash collateral subjects the collateral investment, as well as the loaned securities, to market appreciation or depreciation. Loaned securities are callable by the Fund at anytime. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the loaned securities or foreclosing on the collateral. If the borrower fails to deliver the loaned securities within five days after the receipt of notice of termination, the Fund may use the collateral to replace the securities and hold the borrower liable for the excess of replacement cost exceeding the collateral. If a Fund is not able to recover the loaned securities, it may sell the collateral and purchase a replacement investment in the market. The Lending Agent will indemnify the Funds against loss caused by a borrower's failure to return securities, other than losses attributable to war, riot, revolution, acts of government or other causes beyond the reasonable control or apprehension of the Lending Agent. In the event loaned securities are not returned, the Lending Agent will attempt to provide replacement securities. If replacement securities are not available, the Lending Agent will pay cash equal to the value of the loaned securities that were not returned.

Voting rights may pass with the loaned securities, however, the investment adviser will call loans to vote proxies if they have knowledge that a material event affecting the investment is to occur.


 REDEMPTION IN KIND

 If a Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trusts have elected to be governed by Rule l8f-1 under the 1940 Act, pursuant to which each Fund must redeem shares tendered by a shareholder of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of the Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.


SALES CHARGE WAIVERS

We offer a number of ways to reduce or eliminate the initial sales charge on Advisor Class A shares or the CDSC on Advisor Class B and Class C shares. If you think you may be eligible, contact Safeco Mutual Funds or your financial adviser for further information.

Waiver of Advisor Class A Shares Sales Charge. Class A shares are sold at net asset value per share without any sales charges for the following investments:

1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with Safeco Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with Safeco Securities;

2. Companies exchanging shares with or selling assets to one or more of the Safeco Mutual Funds pursuant to a merger, acquisition or exchange offer;

3.   Any of the direct or indirect affiliates of Safeco Securities;

4. Purchases made through the automatic investment of dividends and distributions paid by another Safeco Mutual Fund;

5. Tax-qualified employee benefit plans and non-qualified benefit plans which are clients of administrators or consultants which have entered into agreements with Safeco Securities or any of its affiliates;

6. Retirement plan participants who borrow from their retirement accounts by redeeming Safeco Mutual Fund shares and subsequently repay such loans via a purchase of Safeco Mutual Fund shares;

7. Retirement plan participants who receive distributions from a tax-qualified employer- sponsored retirement plan, which is invested in Safeco Mutual Fund shares, the proceeds of which are reinvested in Safeco Mutual Fund shares;

8. Financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with Safeco Securities, Inc.;

9. Current or retired officers, directors, trustees or employees of any Safeco Mutual Fund or its affiliates and the children, spouse and parents of such persons; and


10. Investments made with redemption proceeds (within 60 days) from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.


CDSC Waivers. The CDSC for Advisor Class B and Class C shares currently is waived in the following circumstances:

(a) total or partial redemptions made within one year following the death or disability of a shareholder;

(b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in section 72(t) of the Internal Revenue Code of 1986, as amended, and required minimum distributions beginning for the year in which you attain age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans;

(c) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code;

(d) reinvestment in Class B or Class C shares of a Fund, as applicable, within 60 days of a prior redemption;

(e) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;

(f) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and

(g) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

Safeco Mutual Funds will calculate the CDSC applicable to a redemption in a manner that results in the lowest possible rate. Safeco Mutual Funds will assume that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

Reinstatement Privilege. If you paid an initial sales charge and redeem your Advisor Class A shares in a Fund you have a one-time privilege to reinstate your investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Advisor Class A shares of that Fund and/or one or more of the other Funds. You or your broker-dealer, bank or other financial institution must provide Safeco Services with a written request for reinvestment and a check not exceeding the amount of the redemption proceeds within 60 days of the date of the redemption. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.


CONVERSION OF CLASS B SHARES

Advisor Class B shares of a Fund will automatically convert to Advisor Class A shares of that Fund, based on the relative net asset values per share (NAVs) of the Classes, within the first month following the fifth anniversary of the shareholder's purchase of Class B shares of the Intermediate-Term Municipal Bond Fund, Intermediate-Term U.S. Government Fund, and Intermediate-Term Bond Fund and within the first month following the sixth anniversary of the shareholder's purchase of such Class B shares of other Funds. For the purpose of calculating the holding period required for conversion of Class B shares of a Fund except the Money Market Fund, the date of purchase shall mean (1) the date on which such Class B shares were purchased or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were purchased. For the purpose of calculating the holding period required for conversion of Class B shares of the Money Market Fund, the date of purchase shall mean the date on which those shares were first exchanged for Class B shares of any other Safeco Mutual Fund. Shareholders who have converted Class B shares of the Safeco Advisor Series Trust ("Advisor Series Shares") into Class B shares of a Fund may calculate the holding period from the date of the purchase of the Advisor Series Shares. For purposes of conversion to Advisor Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account; each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Advisor Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Advisor Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Advisor Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

GENERAL
The net asset value per share (NAV) of the class(es) of each Fund (other than the money market Funds) is generally determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. NAV is calculated by dividing the value of a Fund's net assets allocated to each share class by the number of shares outstanding for that class. Net assets for each share class are determined by subtracting each classes' portion of the Fund's liabilities (including accrued expenses) from each classes' portion of the Fund's total assets (the market value of the securities the Fund holds plus other assets) and dividing the result by the total number of shares outstanding for that class.


Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are determined as of such times for purposes of computing NAV. If a significant event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith under procedures established by and under general supervision of the Board of Trustees.

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate. Forward contracts are valued at the current cost of covering or offsetting such contracts.

The portfolio instruments of each money market Fund are valued on the basis of amortized cost. The valuation of each money market Fund's portfolio securities at amortized cost and the maintenance of the Fund's NAV at $1.00 are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that Rule, the Funds maintain a U.S. dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by the investment adviser, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the money market Funds' price-per-share as computed for the purpose of sales and redemptions at $1.00.

These procedures include a review by the Board of Trustees, at such intervals as the Board deems appropriate, of a Fund's NAV, calculated by using available market quotations to determine whether it deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of that Fund. If the Board determines that such a deviation exists in a Fund, the Trustees will take such corrective action with respect to the Fund as they regard as necessary and appropriate, including selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, not paying dividends (subject to distribution requirements to maintain status as a regulated investment company for federal tax purposes (see "Tax Information")), redeeming shares in kind, and determining the NAV by using available market quotations.

The principal risk associated with the money market funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The money market funds' yields will fluctuate with short-term interest rates.

INFORMATION ON DIVIDENDS FOR THE MONEY MARKET FUNDS

Because each money market Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, either money market Fund experiences a realized gain or loss, shareholders of that Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

MANAGEMENT OF THE FUNDS

The overall management of the business and affairs of the Funds and the Trusts are vested in the Board of Trustees for each Trust. The Trustees approve all significant agreements between the Trusts, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the Officers of the Trusts and to the investment adviser, subject to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Trustees. Certain Trustees and Officers of the Trusts are affiliated with Safeco Asset Management Company, Safeco Securities, Inc., Safeco Life Insurance Company, and Symetra Financial Corporation. All of each Trusts' Executive Officers hold similar offices with all of the other Safeco Mutual Fund Trusts.

The Trustees and Officers of the Trusts and their principal occupations during the last five years are set forth in the table below. The standing committees of the Boards of Trustees are the Audit Committee and the Nominating and Compensation Committee.

Audit Committee
The members of the Audit Committee are independent Trustees and include Larry L. Pinnt (Chair), Scott M. Boggs (Vice Chair), John W. Schneider, Richard E. Lundgren and Barbara J. Dingfield. The Audit Committee is responsible for (i) evaluating and selecting independent accountants to audit the Trusts' financial statements; (ii) oversee the Trusts' financial reporting and related internal controls; (iii) determining the adequacy and effectiveness of the internal audit services provided to the Trusts by SAM or its affiliates; (iv) preapproving any permitted audit or nonaudit services provided by the independent accountants; and (v) reporting to the full Boards of Trustees on internal and external audit process and results. The Committee met six times during 2003.

Nominating and Compensation Committee
The Nominating and Compensation Committee members are independent Trustees, Barbara J. Dingfield (Co-Chair), Richard E. Lundgren (Co-Chair), Larry L. Pinnt, John W. Schneider and Scott M. Boggs. The Nominating and Compensation Committee is responsible for reviewing and recommending qualified candidates to the Trustees to fill Board vacancies and for periodically reviewing and recommending changes to the Trustee compensation plan as necessary to attract and retain qualified Trustees. Shareholders may recommend candidates to the Committee by sending written notice to any Committee member at the address shown in the following chart. The Committee met three times during 2003.


TRUSTEES AND OFFICERS

Independent (disinterested) Trustees

------------------------ ----------- -------------- ----------------------------------- ------------ --------------------
                                                                                        No. of
                                                                                        Series
                                     Term of                                            in a Fund
Name,                    Position    Office** and                                       Complex      Other
Address, and             Held with   Length of      Principal Occupation(s) During      Overseen     Directorships
Age                      Trusts      Time Served    Past 5 Years                        by Trustee   Held by Trustee
------------------------ ----------- -------------- ----------------------------------- ------------ --------------------


Scott M. Boggs*          Trustee     Served since   Retired December 31, 2003 from      22***        Treasurer and
4854 154th PL NE                     August 8,      position as Corporate Vice                       Trustee for
Redmond, WA 98052                    2002           President, Finance for Microsoft                 Financial
(49)                                                Corporation, a software company,                 Executives
                                                    Redmond, Washington (1993-2003).                 Research

                                                                                                     Foundation
                                                                                                     (Industry Group)
------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

Barbara J. Dingfield*    Trustee     Served since   Consultant to corporate and         22***        Board of
4854 154th PL NE                     May 3, 1990    private foundations.  From 1994 to               Directors, Npower
Redmond, WA 98052                                   1999 she was the Director of                     (non-profit
(58)                                                Community Affairs for Microsoft                  organization
                                                                                                     providing
                                                    Corporation, Redmond, WA,                        technology
                                                    a computer software company.                     assistance and
                                                    Member of the Board of Managers,                 training to other
                                                    Swarthmore College (1995-1999).                  non-profits).
                                                    Trustee and Board Chair of United                Board of
                                                    Way of King County (1991-2000).                  Directors, YMCA of
                                                    Board member, Pacific Northwest                  Greater Seattle.
                                                    Grantmakers Forum (1997-99).
                                                    Trustee and past Chair, Seattle
                                                    Housing Resources Group
                                                    (1993-1999).


------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

Richard E. Lundgren      Trustee     Served since   Retired in 2000 from position as    22***
4854 154th PL NE                     February 3,    Director of Marketing and
Redmond, WA 98052                    1983           Customer Relations, Weyerhaeuser
(66)                                                Company, Tacoma, Washington.
------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

Larry L. Pinnt           Trustee     Served since   Retired Vice President and Chief    22***        Chairman of the
4854 154th PL NE                     August 1,      Financial Officer of U.S. WEST                   Board of Directors
Redmond, WA 98052                    1985           Communications, Seattle,                         of Cascade Natural
(69)                                                    Washington.                                  Gas Corp.,
                                                                                                     Seattle, WA.
                                                                                                     Board Member of
                                                                                                     University of
                                                                                                     Washington Medical
                                                                                                     Center, Seattle, WA
------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

John W. Schneider        Trustee     Served since   President and owner of              22***
4854 154th PL NE                     February 3,    Wallingford Group, Inc., Seattle,
Redmond, WA 98052                    1983           Washington, a consulting company
(63)                                                currently involved in the
                                                    development, repositioning, and
                                                    acquisition/disposition of real
                                                    estate (1995-present).

------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

*As of July 31, 2004, Mr. Boggs and Ms. Dingfield each owned less than 0.1% of the outstanding shares in Berkshire Hathaway Inc. As of the date of this SAI, Berkshire Hathaway Inc. holds a non-controlling interest in White Mountains
Insurance Group. Berkshire Hathaway Inc. and White Mountains each own a non-controlling interest in Symetra Financial Corporation, the new parent of the Funds' principal underwriter, administrator, fund accounting agent and transfer agent as of July 31, 2004.



**Mandatory retirement at age 72.

***In addition to the Funds included in this SAI, the Fund Complex includes a registered open-end management investment company that has six series funds managed by the investment adviser.









Interested Trustee*
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
                                                                                         Number of
                                      Term of                                            of Series
                                      Office**                                           in Fund
Name,                    Position(s)  and Length                                         Complex        Other
Address, and             Held with    of Time       Principal Occupation(s) During       Overseen by    Directorships
Age                      Trusts       Served        Past 5 Years                         Trustee        Held by Trustees
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------

Roger F. Harbin          Trustee      Served        Senior Vice President and Director   22***          Director of
5069 154th Place NE      and          since May     of Safeco Services Corporation and                  several direct
Redmond, WA 98052        Chairman     7, 2003       Safeco Securities, Inc. since                       and indirect
(53)                                                November 2002.  Named Director and                  subsidiaries of
                                                                                                        Symetra Financial
                         President    Served as     interim President of Safeco                         Corporation
o
                                      President     Services Corporation, Director of
                                      or Sr. Vice   Safeco Asset Management Company,
                                      President     interim President of Safeco Mutual
                                      since         Funds, Director and interim
                                      November, 8   President of Safeco Securities,
                                      2001          Inc. in 2001.  Appointed
                                                    Chief Operating Officer for
                                                    Symetra Financial Corp. and
                                                    Director, Executive Vice President,
                                                    and Treasurer of Safeco Life
                                                    Insurance Company, August 2004.
                                                    Executive Vice President and
                                                    Actuary of Safeco  Life Insurance
                                                    Company from 1998-2004. Senior
                                                    Vice President of  Safeco Life
                                                    Insurance Company from
                                                    1992 to 1998.

------------------------ ------------ ------------- ------------------------------------ -------------- -----------------


*Trustees who are defined as "interested persons" underss.2(a)(19) of the Investment Company Act of 1940. Mr. Harbin meets this definition due to his position as a Director of the Funds' principal underwriter

**Mandatory retirement at age 72.  Chairman is an annual appointment.


***In addition to the Funds included in this SAI, the Fund Complex includes a registered open-end management investment company that has six series funds managed by the investment adviser.






Principal Officers who are not Trustees
-------------------------- ------------- ------------------- --------------------------------------------------------
Name,                      Position(s)   Term of Office*     Principal Occupation(s) During Past 5 Years
Address, and               Held with     and Length of
Age                        Trusts        Time Served
-------------------------- ------------- ------------------- --------------------------------------------------------


David H. Longhurst         Vice          Served since        Vice President, Treasurer and Controller of
4854 154th PL NE           President,     August 7, 1997     Safeco Asset Management Company; Vice President,
Redmond, WA 98052          Treasurer                         Controller and Treasurer of Safeco Services
(47)                       and                               Corporation; Vice President, Controller, Treasurer
                           Controller                        and Financial Principal of Safeco
                                                             Securities, Inc., since July 2000. Treasurer,
                                                             Controller and Financial Principal of
                                                             Safeco Investment Services, Inc., since March 2000
                                                             Assistant Controller of Safeco Securities, Inc.,
                                                             Safeco Services Corporation and Safeco Asset
                                                             Management Company from 1996 to June 2000.
-------------------------- ------------- ------------------- --------------------------------------------------------
William E. Crawford        Secretary     Served since May    Counsel for Safeco Mutual Funds since May 2001.and
5069 154th Place NE                      6, 2004             Assistant General Counsel of Safeco Life Insurance
Redmond, WA 98052                                            Company since February 1997.
(47)
-------------------------- ------------- ------------------- --------------------------------------------------------

Michael F. Murphy          Director of   Served since        Chief Compliance Officer for Safeco Securities, Inc.
4854 154th PL NE           Compliance    November 6, 2003    since August of 2004.  Director of Compliance and
Redmond, WA 98052                                            Assistant Vice President for Thornburg Investment
(37)                                                         Management, Inc and Thornburg Securities Corporation
                                                             1999-2003.  Compliance Specialist for Technology
                                                             Funding, Inc. 1997-1999.
-------------------------- ------------- ------------------- --------------------------------------------------------

David N. Evans             Assistant     Served since        Former Controller and Assistant Controller of Rosetta
4854 154th PL NE           Controller    November 7, 2002    Inpharmatics from 2001-2002 and 2000-2001,
Redmond, WA 98052                                            respectively.  From 1994-2000 he worked at
(32)                                                         PricewaterhouseCoopers LLP, where he focused on
                                                             financial services.
-------------------------- ------------- ------------------- --------------------------------------------------------
*Annual Appointment





Trustee Ownership of Fund Shares as of December 31, 2003
--------------------------------------------------------------------------------------------------------
                                                                               Aggregate Dollar Range
                                                                               of Equity Securities in
Independent Trustee       Dollar Range of Equity Securities in a Fund          All Funds in Fund
                                                                               Complex Overseen by the
                                                                               Trustee
--------------------------------------------------------------------------------------------------------
                          Name of Fund                             Range*
--------------------------------------------------------------------------------------------------------

Scott M. Boggs            Small-Cap Value Fund                     D           Over $100,000
                          Balanced Fund                            E
                          Municipal Bond Fund                      E
                          Intermediate-Term Bond Fund              E
                          High-Yield Fund                          E
                          Tax-Free Money Market Fund               E

--------------------------------------------------------------------------------------------------------

Barbara J. Dingfield      Large-Cap Value Fund                     C           Over $100,000
                          Core Equity Fund                         D
                          Growth Opportunities Fund                C
                          Municipal Bond Fund                      D

--------------------------------------------------------------------------------------------------------

Richard E. Lundgren       Core Equity Fund                         D           Over $100,000
                          Multi-Cap Core Fund                      D
                          Small-Cap Value Fund                     C
                          Growth Opportunities Fund Fund           E
                          International Fund                       C
                          Municipal Bond Fund                      E
                          Intermediate-Term Municipal
                          Bond Fund                                C
                          Intermediate-Term U.S. Government Fund   C
                          High-Yield Fund                          C
                          Tax-Free Money Market Fund               B

--------------------------------------------------------------------------------------------------------

Larry L. Pinnt            Multi-Cap Core Fund                      E           Over $100,000
                          Municipal Bond Fund                      E
                          Tax-Free Money Market Fund               D

--------------------------------------------------------------------------------------------------------

John W. Schneider         Large-Cap Value Fund                     C           Over $100,000
                          Core Equity Fund                         D
                          Large-Cap Growth Fund                    B
                          Multi-Cap Core Fund                      C
                          Small-Cap Value Fund                     C
                          Growth Opportunities Fund                C
                          Balanced Fund                            B
                          International Fund                       B
                          Municipal Bond Fund                      C
                          Intermediate-Term U.S. Government Fund   B
                          High-Yield Fund                          C
                          Money Market Fund                        B

--------------------------------------------------------------------------------------------------------


                                                                                 Aggregate Dollar
                                                                                 Range of Equity
Interested Trustee          Dollar Range of Equity Securities in a Fund          Securities in All
                                                                                 Funds in Fund Complex
                                                                                 Overseen by the
                                                                                 Trustee
--------------------------- ---------------------------------------------------- -----------------------

                                Name of Fund                         Range*
--------------------------- ---------------------------------------------------- -----------------------


Roger F. Harbin             Large-Cap Value Fund                     C           Over $100,000
                            Core Equity Fund                         D
                            Municipal Bond Fund                      D

--------------------------- ---------------------------------------- ----------- -----------------------
*CATEGORIES
A. $0 (Fund name is not listed in this presentation unless the Trustee owns Fund shares.)
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

Interrelated Board Service:
Each Trustee is also a Trustee for the Safeco Resource Series Trust with six series funds that are advised by the investment adviser.


Compensation Table for Trustees for the Fiscal Year ended December 31, 2003



                                                                           Pension or                   Total Compensation
                                                                           Retirement       Estimated                 From
                                                          Aggregate          Benefits          Annual         Fund Complex
Independent                                      Compensation from    Accrued As Part   Benefits Upon     Paid to Trustees
Trustee                Trust                             Registrant  of Fund Expenses      Retirement
-------                -----                             ----------          --------      ----------    -----------------
Scott M. Boggs         Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                         N/A             N/A              $44,000

Barbara J. Dingfield   Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                         N/A             N/A              $44,000

Richard E. Lundgren    Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                         N/A             N/A              $44,000

Larry L. Pinnt         Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                                                          $44,000

John W. Schneider      Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                                                          $44,000









                                                                           Pension or                   Total Compensation
                                                                           Retirement       Estimated      From
                                                          Aggregate          Benefits          Annual     Fund Complex
Interested                                       Compensation from    Accrued As Part   Benefits Upon     Paid to Trustees
Trustee                Trust                             Registrant  of Fund Expenses      Retirement
-------                -----                             ----------          --------      ----------   ------------------

Roger F. Harbin        Common Stock                             N/A               N/A             N/A
                       Taxable Bond                             N/A               N/A             N/A
                       Tax-Exempt Bond                          N/A               N/A             N/A
                       Managed Bond                             N/A               N/A             N/A
                       Money Market                             N/A               N/A             N/A
                       Total Compensation                       N/A               N/A             N/A                   $0




At March 31, 2004, the Trustees and Officers of each Trust as a group owned less than 1% of the outstanding shares of each Fund.


Mr. Harbin is an officer of various Symetra Financial companies and is not compensated by the Trusts. Similarly, the Officers of the Trusts receive no compensation for their services as Officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or Officers of the Trusts are compensated by the Trusts.


Under policies adopted by the Trusts, the initial sales charge on Advisor Class A shares of the Trusts' series funds are waived for current and retired officers, directors, trustees and employees of any of the Trusts or their affiliates. Amounts collected from initial sales charges are used to compensate brokers and their sales representatives for their sales efforts - including time spent educating their clients about the Safeco Mutual Funds and advising them as to the Funds appropriate to meet their investment goals - an incentive to sell shares of the Funds to their clients for whom such Funds would be appropriate investments. These services and incentives are not believed to be necessary with respect to sales to the Trustees and Officers of the Trusts or to other Safeco affiliates.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS


At March 31, 2004, Safeco Corporation directly, or through its wholly owned subsidiaries, controlled the Large-Cap Growth, Balanced, International, Intermediate-Term Municipal Bond, Intermediate-Term Bond, and Money Market Funds. Safeco Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. Safeco Corporation has its principal place of business at Safeco Plaza, Seattle, WA 98185.

At March 31, 2004, Safeco Corporation owned 76.46% of the Large-Cap Growth Fund's outstanding shares; 32.03% of the Balanced Fund's outstanding shares; 20.94% of the International Fund's outstanding shares; 27.96% of the Intermediate-Term Municipal Bond Fund's outstanding shares; and 40.53% of the Intermediate-Term Bond Fund's outstanding shares.

At March 31, 2004, Wells Fargo & Company, through its subsidiary Wells Fargo Bank, N.A., controlled 36.76% of the Small-Cap Value Fund's outstanding shares and 31.77% of the International Fund's outstanding shares. Wells Fargo Bank, N.A, is Trustee for Safeco 401(k) Savings Plan. Wells Fargo & Company is organized under the laws of Delaware and is registered as a financial holding company under the Bank Holding Act of 1956, as amended, and registered under the Gramm-Leach-Bliley Act. Its principal executive offices are at 420 Montgomery Street, San Francisco, California 94163.

Principal shareholders of a Fund may influence the outcome of a shareholder vote. However, on each proposal or sub-proposal, Fund shares controlled by Symetra Financial Corporation or its subsidiaries will be voted pro rata in accordance with the vote cast by other shareholders of the applicable Fund.

If one or more control persons were to withdraw their investments in a Fund the Fund might be forced to sell Portfolio securities at disadvantageous prices.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information provided to the Funds or contained in filings with the SEC regarding the beneficial ownership of shares of each Fund as of March 31, 2004 by each person who is known by each Fund to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Fund.


           Large-Cap Value Fund                       Number of Shares            Percent of Fund

      Name of Beneficial Owner
      Charles Schwab & Co. Inc.                       514,912.984                 6.39%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA 94104-4122

      Wells Fargo & Company                           559,012.676                 6.94%
      420 Montgomery Street
      San Francisco, California 94163

     Core Equity Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       7,545,250.445               17.80%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA 94104-4122

     Large-Cap Growth Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    500,000.000                 76.46%
      Safeco Plaza
      Seattle, WA 98185









     Multi-Cap Core Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    450,000.000                 10.67%
      Safeco Plaza
      Seattle, WA  98185

     Small-Cap Value Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Wells Fargo & Company                           1,212,231.313               36.76%
      420 Montgomery Street
      San Francisco, California 94163

      National Financial Services Corp.               421,616.614                 12.79%
      for the Exclusive Benefit of Our
      Customers
      Attn.:  Mutual Funds Dept. 5th Fl.
      200 Liberty St., 1 World Financial Center
      New York, NY  10281-1003



     Growth Opportunities Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      National Financial Services Corp.               1,155,768.556               5.60%
      for the Exclusive Benefit of Our
      Customers
      Attn.:  Mutual Funds Dept. 5th Fl.
      200 Liberty St., 1 World Financial Center
      New York, NY  10281-1003


      Charles Schwab & Co. Inc.                       4,100,241.638               19.85%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

      Wells Fargo & Company                           1,242,735.851               6.02%
      420 Montgomery Street
      San Francisco, California 94163.

     Balanced Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    528,334.005                 32.03%
      Safeco Plaza
      Seattle, WA  98185







     International Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    708,094.752                 20.94%
      Safeco Plaza
      Seattle, WA  98185
      Wells Fargo & Company                           1,074,480.246               31.77%
      420 Montgomery Street
      San Francisco, California 94163

     Municipal Bond Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       2,624,994.431               6.54%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Intermediate-Term Municipal Bond Fund

      Name of Beneficial Owner                       Number of Shares             Percent of Fund
      ------------------------                       ----------------             ---------------
      Safeco Corp.                                   424,195.379                  27.96%
      Safeco Plaza
      Seattle, WA  98185

      Charles Schwab & Co. Inc.                      126,954.941                  8.37%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

      William A. Helsell                             140,197.302                  9.24%
      10653 Culpepper Ct. N.W.
      Seattle, WA  98177-5319
      Howard C. Lincoln                              80,078.738                   5.28%
      6 Holly Hill Drive
      Mercer Island, WA  98040-5326

     California Tax-Free Income Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       1,430,217.312               20.91%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA 94104-4122

     Intermediate-Term U.S. Government Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       554,666.997                 7.58%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Intermediate-Term Bond Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    463,785.186                 40.53%
      Safeco Plaza
      Seattle, WA 98185

     High-Yield Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       1,022,309.123               14.52%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA 94104-4122

      National Financial Services Corp.               351,857.763                 5.00%
      for the Exclusive Benefit of Our
      Customers
      Attn.:  Mutual Funds Dept. 5th Fl.
      200 Liberty St., 1 World Financial Center
      New York, NY  10281-1003

      Wells Fargo & Company                           646,281.365                 9.18%
      420 Montgomery Street
      San Francisco, California 94163

     Money Market Fund

      Name of Beneficial Owner                       Number of Shares             Percent of Fund
      The Williams Companies, Inc.                   84,194,998.170               27.37%
      ATTN: Lenore Dubaldo
      One Williams Center
      Tulsa, OK  74172-0140

      WilTel Communications                          17,670,373.310               5.74%
      One Williams Center
      Tulsa, OK  74172



INVESTMENT ADVISORY AND OTHER SERVICES


Effective August 2, 2004 Pioneer Investment Management, Inc.(Pioneer) is the investment adviser for the Safeco mutual funds pursuant to interim investment advisory agreements approved by the Boards of Trustees. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy.

Safeco Asset Management Company (SAM) is the fund accounting and administration agent for each Fund, Safeco Securities, Inc. (Safeco Securities) is the principal underwriter of each Fund, and Safeco Services Corporation (Safeco Services) is the transfer, dividend and distribution disbursement, and shareholder servicing agent of each Fund. SAM, Safeco Securities, and Safeco Services are wholly owned subsidiaries of Symetra Financial Corporation.

Code of Ethics. Section 17(j) of the Investment Company Act of 1940 (the "Act") generally prohibits the principal underwriter of a mutual fund, and any person affiliated with a mutual fund company, its investment adviser or principal underwriter, from engaging in any fraudulent conduct in connection with the person's purchase or sale of securities held or to be acquired by the fund. Each of the Trusts and their principal underwriter have adopted a joint Code of Ethics ("Code") under Rule 17j-1 of the Act, relating to the personal investment activities of Safeco Mutual Funds personnel.

A copy of each Trust's Code is publicly filed with the Securities and Exchange Commission (SEC) as an exhibit to the Trust's registration statement and is available from the SEC. The Code can be reviewed and copied at the SEC's Public Reference Room in Washington D.C., is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov., or may be obtained from the SEC (after paying a copying fee) by electonic request at the following email address: publicinfo@sec.gov, or by writing to the SEC at SEC Public Reference Section, Washington, D.C. 20549-0102. For information on the operation of the SEC's Public Reference Room, call the SEC at 1-202-942-8090.

The Code generally permits fund personnel to invest in securities for their own accounts, but regulates such investments by (i) individuals whose job functions involve either making or participating in securities transactions, or making or participating in recommendations concerning securities purchases or sales, and
(ii) those employees who in the course of their job functions are able to obtain information regarding a Fund's purchases or sales of securities ("access persons"). The Code (1) requires access persons to preclear securities trades, other than transactions involving open-end mutual fund shares managed by a registered investment adviser other than SAM, securities of certain government issuers, or transactions meeting certain de minimus amounts or other facts and circumstances determined by the Chief Investment Officer or the General Counsel to be exempt; (2) prohibits access persons from purchasing or selling any security they know is being purchased or sold, or considered for purchase or sale, by any series fund of the Trusts; and (3) requires access persons to comply with certain annual and quarterly reporting requirements relating to their securities holdings and transactions during the period.

In addition, the Code broadly bars all fund personnel from (1) engaging in personal trading when in possession of information concerning Fund trading decisions, (2) participating in any transaction involving a conflict of interest giving rise to a pecuniary interest in a transaction to which any investment client is a party, or in transactions which would create any personal benefit,
(3) accepting gifts or favors from any person who seeks to do business with the Trusts or any of their series Funds, or with SAM or Safeco Securities. These prohibitions are not restricted to the group of Fund "access persons."

The investment adviser's Code of Ethics generally permits employees to invest in securities for their own accounts, but employees are not permitted to make such investments until first seeking the written approval of the firm's designated Compliance Officer. Such approval will generally not be granted (1) where the firm intends to purchase or sell the same security for a client account within seven days of the intended personal transaction, (2) where there is a pending order in the same security for any client, or (3) where the employee would profit from "short-term dealing" (purchase and sale within 60 days of one another) in the security. The Code of Ethics prohibits the investment adviser's employees from participating in initial public offerings, and requires employees to disclose any ownership interest in a privately-held company if any investment in the same company is being considered for a client. In addition, the Code of Ethics requires the investment advisers' employees to disclose their securities holdings within 10 days after they become employed at the firm and to report all securities holdings to the Compliance Officer on an annual basis.

Investment Advisory Services. Each Trust has entered into an interim investment management contract with the investment adviser (the "Interim Advisory Agreement"). Pursuant to the Interim Advisory Agreement, the investment adviser will: (a) furnish continuously an investment program for a Fund and determine which investments should be purchased, held, sold, or exchanged and (b) provide supervision over all aspects of a Fund's operations except those which are delegated to a custodian, transfer agent or other agent, or which are functions governed by other agreements, such as fund accounting and administration.

The Interim Advisory Agreement became effective on August 2, 2004. Unless terminated, this Interim Advisory Agreement shall remain in full force and effect until the earliest of (i) the closing of the reorganization of the Funds,
(ii) approval of an investment advisory agreement between the Funds and Pioneer and (iii) a date that is the later of 150 days after the date of the termination of the prior investment advisory agreement with SAM, or such later date as may be consistent with a rule or interpretive position (formal or informal) of the SEC.

Boards of Trustees' Oversight and Review of Investment Advisory Agreements

Shortly after Safeco Corporation announced on March 15, 2004, that it had reached an agreement to sell its life and investments operations to Symetra Financial Corporation ("Symetra" formerly Occum Acquisition Corp.) the Boards of Trustees began planning for their consideration of interim investment advisory agreements which would become necessary upon completion of the planned change of control of the Funds' investment adviser, principal underwriter, fund accounting agent and transfer agent. At a meeting of the Boards of Trustees on May 6, 2004, however, prior to the closing of Symetra's acquisition of SAM and affiliates of SAM, Symetra informed the Boards of Trustees that while reviewing the operations of SAM, it determined that engaging in the business of investment adviser to the Safeco Funds was not a core business that it intended to continue once it obtained control of SAM. After investigating and discussing several alternatives for ongoing investment management of the Safeco Funds with the Trustees, Symetra began a search for a new investment adviser for the Safeco Funds. Ultimately, Symetra recommended to the Boards that the Safeco Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer") and that Pioneer be hired to manage the Safeco Funds on an interim basis until the reorganizations occur.

The Boards met at a series of meetings in July 2004, to consider Symetra's recommendations. At these meetings, the Trustees received and evaluated materials regarding Pioneer and the Pioneer Funds including, among other things, the performance record and expense structure of each of the Pioneer Funds, the impact of the proposed reorganizations on the Funds' shareholders, and the quality of the services offered by Pioneer. At these meetings, the Trustees met with representatives of Pioneer and to discuss the written materials requested and provided through out the process. In addition to these in-person informational sessions, the Trustees requested documentation of Pioneer's organizational structure, investment philosophy and compliance record.

The Trustees also considered the terms of the interim investment advisory agreements which were substantially the same as the existing investment advisory agreements with SAM. In addition, the Trustees considered that in accordance with Rule 15a-4 under the 1940 Act, any fees that Pioneer would be entitled to under the interim investment advisory agreements will be held in escrow until shareholder approval is obtained. On July 30, 2004, the Boards of Trustees, including all of the Trustees who are not interested persons of SAM (the "Independent Trustees"), unanimously voted to approve, and recommend that shareholders also approve, the interim investment advisory agreements between each of the Trusts and Pioneer as well as each of the proposed reorganizations.

The Trust Instrument of each Trust provides that each Trust will indemnify its Trustees and its Officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined: by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel, that such Officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Pioneer also serves as the investment adviser for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by Pioneer. When two or more Funds advised by Pioneer are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered to be equitable to each Fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another Fund.

For the services and facilities furnished by the investment adviser, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. (Note: The fees earned by Pioneer shall be held in an interest bearing escrow account with JP Morgan Chase Bank. If a majority of the outstanding voting securities approves the Interim Advisory Agreements prior to the end of their term, the amount in the escrow account (including any interest earned) shall be paid to Pioneer. If a majority of the outstanding voting securities do not approve the Interim Advisory Agreements prior to the end of their term, Pioneer shall be entitled to be paid, out of the escrow account the lesser of (i) the amount in the escrow account (including any interest earned on that amount while in escrow) and (ii) a fee equal to the cost to Pioneer of performing its services under the Interim Advisory Agreements (plus any interest on that amount while in escrow), with any remaining amount in the escrow account being returned to the Fund.)

The reduction in fees shown below occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range. Each Fund bears all expenses of its organization and operations not specifically assumed by Pioneer.




FUND                                      NET ASSETS                           ANNUAL FEE

Large-Cap Value, Core Equity,             $0 - $250,000,000                    .70 of 1%
Multi-Cap Core, Growth Opportunities,     $250,000,001 - $750,000,000          .65 of 1%
Balanced                                  $750,000,001 - $1,250,000,000        .60 of 1%
                                          Over $1,250,000,00                   .55 of 1%
----------------------------------------- ------------------------------------ ----------------------

Large-Cap Growth*                         $0 - $250,000,000                    .80 of 1%

                                          $250,000,001 - $750,000,000          .75 of 1%

                                          $750,000,001 - $1,250,000,000        .70 of 1%

                                          Over $1,250,000,000                  .65 of 1%
----------------------------------------- ------------------------------------ ----------------------

Small-Cap Value                           $0 - $250,000,000                    .75 of 1%

                                          $250,000,001 - $750,000,000          .70 of 1%

                                          $750,000,001 - $1,250,000,000        .65 of 1%

                                          Over $1,250,000,000                  .60 of 1%
----------------------------------------- ------------------------------------ ----------------------

International*                            $0 - $250,000,000                    1.00 of 1%

                                          $250,000,001 - $750,000,000          .90 of 1%

                                          Over $750,000,000                    .80 of 1%


----------------------------------------- ----------------------------------- -----------------------

            FUND                                      NET ASSETS                          ANNUAL FEE
----------------------------------------- ------------------------------------ ----------------------
                                          $0 - $250,000,000                    .50 of 1%
Municipal Bond, Intermediate-Term         $250,001 - $750,000,000              .45 of 1%
Municipal Bond, and California            Over $750,000,000                    .40 of 1%
Tax-Free Income,
----------------------------------------- ------------------------------------ ----------------------

Intermediate-Term U. S. Government        $0 - $250,000,000                    .55 of 1%

                                          $250,000,001 - $750,000,000          .50 of 1%

                                          $750,000,001 - $1,250,000,000        .45 of 1%

                                          Over $1,250,000,000                  .40 of 1%
----------------------------------------- ------------------------------------ ----------------------

Intermediate-Term Bond                    $0 - $750,000,000                    .50 of 1%

                                          $750,000,001 - $1,250,000,000        .45 of 1%

                                          Over $1,250,000,000                  .40 of 1%
----------------------------------------- ------------------------------------ ----------------------

                                                                               .65 of 1%
High-Yield                                $0 - $250,000,000
                                          $250,000,001 - $750,000,000          .55 of 1%
                                          Over $750,000,000                    .50 of 1%
----------------------------------------- ------------------------------------ ----------------------
                                          $0 - $250,000,000                    .50 of 1%
Money Market and Tax-Free Money Market    $250,000,001 - $750,000,000          .45 of 1%
                                          $750,000,001 - $1,250,000,000        .40 of 1%
                                          Over $1,250,000,000                  .35 of 1%











The following table states the total amounts of compensation paid by the following Funds to the investment adviser for the fiscal years or periods ended December 31, 2003,
2002, and 2001:


------------------------------------------ --------------------- --------------------- ---------------------
Name of Fund                                  December 31, 2003     December 31, 2002     December 31, 2001
------------------------------------------ --------------------- --------------------- ---------------------


Large-Cap Value Fund                                   $965,000            $1,085,000            $1,356,000

------------------------------------------ --------------------- --------------------- ---------------------


Core Equity Fund                                     $4,663,000            $5,686,000            $7,964,000

------------------------------------------ --------------------- --------------------- ---------------------


Large-Cap Growth Fund                                   $40,000               $38,000                $8,000

------------------------------------------ --------------------- --------------------- ---------------------


Multi-Cap Core Fund                                    $523,000              $552,000              $728,000

------------------------------------------ --------------------- --------------------- ---------------------


Small-Cap Value Fund                                   $345,000              $271,000              $226,000

------------------------------------------ --------------------- --------------------- ---------------------


Growth Opportunities Fund                            $3,156,000            $4,046,000            $4,815,000

------------------------------------------ --------------------- --------------------- ---------------------


Balanced Fund                                          $124,000              $123,000              $130,000

------------------------------------------ --------------------- --------------------- ---------------------


International Fund                                     $256,000              $224,000              $312,000

------------------------------------------ --------------------- --------------------- ---------------------


Municipal Bond Fund                                  $2,720,000            $2,637,000            $2,509,000

------------------------------------------ --------------------- --------------------- ---------------------


Intermediate-Term Municipal Bond Fund                   $84,000               $80,000               $76,000

------------------------------------------ --------------------- --------------------- ---------------------


California Tax-Free Income Fund                        $458,000              $475,000              $474,000

------------------------------------------ --------------------- --------------------- ---------------------


Intermediate-Term U.S. Government Fund                 $332,000              $286,000              $237,000

------------------------------------------ --------------------- --------------------- ---------------------


Intermediate-Term Bond Fund                             $52,000               $48,000               $42,000

------------------------------------------ --------------------- --------------------- ---------------------


High-Yield Fund                                        $266,000              $254,000              $391,000

------------------------------------------ --------------------- --------------------- ---------------------


Money Market Fund                                    $1,960,000            $1,533,000            $1,213,000

------------------------------------------ --------------------- --------------------- ---------------------

Tax-Free Money Market Fund                             $364,000              $377,000              $377,000

------------------------------------------ --------------------- --------------------- ---------------------



Distribution Arrangements. Safeco Securities, Inc., 4854 154th Place NE, Redmond, Washington, 98052, is the principal underwriter for each Fund and distributes the Advisor Class A, Class B, Class C and the Institutional Class and Investor Class shares of each Fund under Distribution Agreements with each Trust that require Safeco Securities to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. Safeco Securities is not compensated by the Trusts or the Funds for underwriting, distribution or other activities in connection with Institutional Class or Investor Class shares.

Each Trust, on behalf of the Advisor Class A, Class B and Class C shares of each Fund, as applicable, has entered into a Distribution Agreement (each an "Agreement") with Safeco Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Advisor Class A, Class B and Class C shares of applicable Funds. The Rule 12b-1 plans with respect to the Advisor Class A, Class B and Class C shares are referred to, collectively, as the "Plans." Pursuant to the Plans, each Class pays Safeco Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the class. Class B and C shares also pay Safeco Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B and Class C shares, respectively. Although the Money Market Trust has adopted Plans with respect to the Advisor Class A, Class B and Class C shares of the Money Market Fund, the Money Market Trust's Board of Trustees and Safeco Securities have agreed not to implement such Plans at this time. Thus, the Advisor Class A, Class B and Class C shares of the Money Market Fund do not currently pay service or distribution fees to Safeco Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, Safeco Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. Safeco Securities will use the distribution fees under the Class B and Class C Plans to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B and Class C shares. In addition, Safeco Securities will use the distribution fees under the Class B and Class C Plans to offset each Fund's marketing costs attributable to the Class B and Class C shares, respectively, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Safeco Securities also may use the distribution fee to pay other costs allocated to Safeco Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses. Safeco Securities, out of its own resources, will pay a brokerage commission equal to 4.00% (3.00% for intermediate-term bond Funds) of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares, and equal to 1.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class C shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission, and broker-dealers, banks and other financial institutions who sell Class C shares of the Money Market Fund will receive the 1.00% brokerage commission, at the time the shareholder exchanges his or her Money Market Fund Class B or Class C shares, as the case may be, into shares of another Fund.

Among other things, each Plan provides that (1) Safeco Securities will submit to each Trust's Board of Trustees at least quarterly, and the Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect so long as it is approved at least annually and any material amendment thereto is approved by each Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trusts and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at the meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of that Fund and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trusts shall be committed to the discretion of the Trustees who are not "interested persons" of the Trusts. In addition to the commissions and concessions described in the prospectus, Safeco Securities may, at its expense, pay additional commissions or promotional incentives to dealers that sell shares of the Funds. Such additional commissions or incentives may be offered only to dealers which satisfy certain sales volume/growth criteria, or which meet other criteria Safeco Securities establishes from time to time.


In reporting amounts expended under the Plans to each Trust's Board of Trustees, Safeco Securities will allocate expenses attributable to the sale of Advisor Class A, Class B and Class C shares to such Advisor Class A, Class B or Class C based on the ratio of sales of shares of such class to the sales of all Advisor Class A, Class B and Class C shares. Expenses attributable to a specific class will be allocated to that class.

In approving the adoption of each Plan, each Trust's Board of Trustees determined that the adoption was in the best interests of the Funds' shareholders.

In the event that a Plan is terminated or not continued with respect to the Advisor Class A, Class B or Class C shares of any Fund, (i) no fees would be owed by a Fund to Safeco Securities with respect to that class, and (ii) the Fund would not be obligated to pay Safeco Securities for any amounts expended under the Plan not previously recovered by Safeco Securities.

The Plans comply with rules of the National Association of Securities Dealers, Inc. which limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of that class, plus interest at the prime rate plus 1% per annum.

During the period they are in effect, the Plans and related Agreements obligate the Advisor Class A, Class B and Class C shares of the Funds to which they relate to pay service and distribution fees to Safeco Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Safeco Securities' expenses exceed its service or distribution fees for any class, the Class will not be obligated to pay more than those fees and, if Safeco Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-l Plan will pay the service and distribution fees to Safeco Securities until either the applicable Plan or Agreement is terminated or not renewed.

(Distribution Arrangements)
For the fiscal year or period ended December 31, 2003, each Fund paid the following Rule 12b-1 fees to its principal/underwriter/distributor to pay for such things as advertising, printing and mailing prospectuses, semi-annual reports and annual reports (other than to current shareholders), seminars, compensation to distributors to partially offset other marketing expenses, compensation to dealers, and compensation to sales personnel:

Fund Name                                           Class A               Class B      Class C


Large-Cap Value Fund                                 $2,000                $9,000       $1,000
Core Equity Fund                                    $38,000              $106,000       $1,000
Large-Cap Growth Fund                                $2,000                $8,000       $8,000
Multi-Cap Core Fund                                 $11,000               $40,000       $1,000
Small-Cap Value Fund                                 $5,000               $15,000           $0
Growth Opportunities Fund                           $51,000               $95,000       $1,000
Balanced Fund                                        $4,000               $16,000           $0
International Fund                                   $3,000                $7,000       $1,000
Municipal Bond Fund                                 $13,000               $31,000           $0
Intermediate-Term Municipal Bond Fund                $1,000                $1,000       $1,000
California Tax-Free Income Fund                      $2,000               $10,000           $0
Intermediate-Term U.S. Government Fund               $5,000               $11,000           $0
Intermediate-Term Bond Fund                          $3,000               $11,000           $0
High-Yield Fund                                      $7,000                $7,000       $1,000
Money Market Fund                                        $0                    $0           $0
Tax-Free Money Market Fund                              N/A                   N/A          N/A








The principal underwriter/distributor incurred the following expenses in connection with the Rule 12b-1 with regard to the Class A shares during the fiscal year or period ended December 31, 2003 are as follows:



                                        Large-Cap Value                           Large-Cap Growth
                                                   Fund      Core Equity Fund                 Fund     Multi-Cap Core Fund
Class A

Advertising                                       None               $15,000                 None                   $4,000

Printing and Mailing                            $1,000               $19,000                 None                   $5,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                          None                  None                 None                     None

Compensation to
Underwriters to
partially offset other
marketing expenses                                None                  None                 None                     None

Compensation to Dealers                         $2,000               $37,000                 None                  $10,000


Compensation to Sales
Personnel                                         None                  None                 None                     None










                                       Small-Cap    Growth Opportunities            Balanced Fund       International Fund
Class A                                Value Fund                   Fund

Advertising                                $4,000                 $20,000                  $3,000                  $2,000

Printing and Mailing                       $4,000                 $26,000                  $4,000                  $2,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                     None                    None                    None                    None


Compensation to
Underwriters to
partially offset other
marketing expenses                           None                    None                    None                    None

Compensation to Dealers                    $5,000                 $52,000                  $4,000                  $4,000

Compensation to Sales

Personnel                                    None                    None                    None                    None










                              Municipal Bond Fund      Intermediate-Term     California Tax-Free   Intermediate-Term U.S.
Class A                                               Municipal Bond Fund             Income Fund          Government Fund


Advertising                                $5,000                    None                    None                   $1,000

Printing and Mailing                       $6,000                    None                    None                   $2,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                     None                    None                    None                     None

Compensation to
Underwriters to
partially offset other
marketing expenses                           None                    None                    None                     None

Compensation to Dealers
                                          $12,000                    None                    None                   $4,000

Compensation to Sales
Personnel                                    None                    None                    None                     None




                            Intermediate-Term Bond         High-Yield Fund      Money Market Fund
Class A                                        Fund

Advertising                                  $2,000                 $4,000                 $5,000

Printing and Mailing                         $3,000                 $4,000                 $7,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                       None                   None                   None

Compensation to
Underwriters to
partially offset other
marketing expenses                             None                   None                   None

Compensation to Dealers
                                             $4,000                 $7,000                   None
Compensation to Sales
Personnel                                      None                   None                   None






The principal underwriter/distributor incurred the following expenses in connection with the Rule 12b-1 with regard to the Class B shares during the year or period ended December 31, 2003 are as follows:

                                             Large-Cap Value                        Large-Cap Growth       Multi-Cap
Class B                                                 Fund     Core Equity Fund               Fund        Core Fund
-------                                                 ----     ----------------               -----       ---------
Advertising                                             None              $10,000                None          $4,000

Printing and Mailing                                    None              $13,000                None          $4,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None                None            None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None                None            None

Compensation to Dealers                               $2,000              $27,000                None          $9,000

Compensation to Sales                                 $5,000              $25,000                None          $9,000
Personnel



                                                                          Growth
                                                              Opportunities Fund                       International
                                       Small-Cap Value Fund                          Balanced Fund               Fund
Class B

Advertising                                           $4,000               $9,000            $4,000              None

Printing and Mailing                                  $4,000              $12,000            $4,000              None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)


Seminars                                                None                 None              None              None


Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None              None              None

Compensation to Dealers                               $4,000              $23,000            $4,000            $1,000

Compensation to Sales Personnel                       $3,000              $20,000            $6,000            $4,000








                                                                                                             Intermediate-Term
                                                                                                               U.S. Government
                                                                    Intermediate-Term           California                Fund
Class B                                  Municipal Bond Fund       Municipal Bond Fund  Tax-Free Income Fund
-------                                  -------------------       -------------------  -------------------
Advertising                                           $4,000                      None               $1,000              $1,000

Printing and Mailing                                  $4,000                      None               $2,000              $1,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                      None                 None                None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                      None                 None                None

Compensation to Dealers                               $8,000                      None               $4,000              $2,000

Compensation to Sales Personnel                       $5,000                    $2,000               $4,000              $2,000


                                           Intermediate-Term Bond           High-Yield        Money Market
Class B                                                 Fund                Fund              Fund
-------                                                 ----                -----             ----
Advertising                                           $1,000                 None            $2,000

Printing and Mailing                                  $2,000                 None            $3,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None              None

Compensation to Underwriters to                         None                 None              None
partially offset other marketing
expenses

Compensation to Dealers                               $4,000                 None              None

Compensation to Sales                                 $4,000                 None              None
Personnel









The principal underwriter/distributor incurred the following expenses in connection with the Rule 12b-1 with regard to the Class C shares during the year or period ended December 31, 2003.


                                             Large-Cap Value                        Large-Cap Growth       Multi-Cap
Class C                                                 Fund     Core Equity Fund               Fund        Core Fund
-------                                                ----     ----------------               -----       ---------
Advertising                                             None                 None                None            None

Printing and Mailing                                    None                 None                None            None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None                None            None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None                None            None

Compensation to Dealers                                 None                 None                None            None

Compensation to Sales                                   None                 None              $1,000          $1,000
Personnel




                                                                          Growth
                                                              Opportunities Fund                       International
                                      Small-Cap Value Fund*                         Balanced Fund*               Fund
Class C
Advertising                                             None                 None              None              None

Printing and Mailing                                    None                 None              None              None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None              None              None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None              None              None

Compensation to Dealers                                 None                 None              None              None

Compensation to Sales Personnel                         None                 None              None            $1,000


*Class C shares were not offered until October 1, 2003.






                                                                                                             Intermediate-Term
                                                                                                California     U.S. Government
                                                                    Intermediate-Term      Tax-Free Income                Fund*
Class C                                 Municipal Bond Fund*       Municipal Bond Fund                Fund*
-------                                 --------------------       -------------------                -----
Advertising                                             None                      None                 None                None

Printing and Mailing                                    None                      None                 None                None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                      None                 None                None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                      None                 None                None

Compensation to Dealers                                 None                      None                 None                None

Compensation to Sales Personnel                         None                      None                 None                None


*Class C shares were not offered until October 1, 2003.



                                      Intermediate-Term Bond           High-Yield      Money Market

Class C                                                Fund*                Fund              Fund
-------                                                -----                -----             ----
Advertising                                             None                 None              None

Printing and Mailing                                                         None              None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None              None

Compensation to Underwriters to                         None
partially offset other marketing
expenses                                                                     None              None

Compensation to Dealers                                 None                 None              None

Compensation to Sales                                   None                 None              None
Personnel



*Class C shares were not offered until October 1, 2003.







The following chart reflects the total sales charges paid in connection with the sale of Advisor Class A shares of each Fund and the amount retained by Safeco
Securities during the fiscal years or periods ended December 31, 2003, December
31, 2002 and December 31, 2001:


                               2003             2003              2002             2002             2001              2001
                                              Amount                             Amount                             Amount
Fund Name              Sales Charge        Retained       Sales Charge        Retained      Sales Charge         Retained
---------              ------------        ---------      ------------        ---------     ------------         --------
Large-Cap Value             $16,000           $2,000            $4,000           $3,000           $2,000                $0

Core Equity                 $43,000           $2,000           $32,000               $0          $55,000            $8,000

Large-Cap Growth*            $2,000               $0            $2,000           $1,000           $1,000                $0

Multi-Cap Core              $14,000           $2,000           $18,000           $9,000          $23,000            $3,000

Small-Cap Value             $19,000           $2,000            $9,000           $5,000           $5,000            $1,000

Growth                      $62,000           $3,000           $39,000               $0          $62,000            $8,000
Opportunities

Balanced                    $14,000           $2,000           $12,000          $10,000           $5,000            $1,000

International                $9,000           $1,000            $6,000           $4,000          $44,000            $8,000

Municipal Bond              $28,000           $3,500            $6,000           $2,000          $11,000            $3,000

Intermediate-Term           $12,000           $2,000               N/A              N/A              N/A               N/A
Municipal Bond*

California
Tax-Free Income              $7,000           $1,000                $0               $0               $0                $0


Intermediate-Term           $16,000           $2,000           $16,000           $4,000           $1,000                $0
U.S. Government

Intermediate-Term            $5,000           $1,000           $10,000           $4,000           $9,000            $1,000
Bond

High-Yield                   $3,000               $0            $5,000           $2,000          $12,000            $2,000

Money Market                    N/A              N/A               N/A              N/A              N/A               N/A

Tax-Free Money                  N/A              N/A               N/A              N/A              N/A               N/A
Market

Advisor Class A shares of the Large-Cap Growth Fund were not offered until October 31, 2001. Advisor Class A shares of the Intermediate-Term Municipal Bond
Fund were not offered until March 7, 2003.







The following chart reflects the contingent deferred sales charges paid by Advisor Class A, Class B and Class C shareholders on redemptions during the fiscal years or periods ended December 31, 2003, December 31, 2002, and December
31, 2001:


Fund Name                                                          2003             2002              2001
---------                                                          ----             ----              ----
Large-Cap Value Fund                                             $4,000           $5,000            $2,000
Core Equity Fund                                                $27,000          $44,000           $43,000
Large-Cap Growth Fund(1)                                             $0               $0                $0
Multi-Cap Core Fund                                             $11,000          $21,000           $26,000
Small-Cap Value Fund (2)                                         $2,000           $4,000            $2,000
Growth Opportunities Fund                                       $20,000          $23,000           $30,000
Balanced Fund(2)                                                 $5,000           $7,000            $6,000
International Fund                                               $6,000           $3,000          $146,000
Municipal Bond Fund(2)                                          $12,000           $1,000           $40,000
Intermediate-Term Municipal Bond Fund(3)                             $0              N/A               N/A
California Tax-Free Income Fund(2)                                   $0          $23,000           $33,000
Intermediate-Term U.S. Government Fund(2)                            $0               $0                $0
Intermediate-Term Bond Fund(2)                                   $1,000           $2,000           $11,000
High-Yield Fund                                                      $0           $3,000            $2,000
Money Market Fund                                                   N/A              N/A               N/A
Tax-Free Money Market Fund                                          N/A              N/A               N/A

(1)Advisor Class A, Class B, and Class C shares were not offered until October
31, 2001.
(2)Advisor Class C shares were not offered until October 1, 2003.
(3)Advisor Class A, Advisor Class B and Advisor Class C shares were not offered until March 7, 2003.



Administration and Fund Accounting Agreement. The Administration and Fund Accounting Agreement (the "Agreement") between each Fund and SAM is a service contract and not an investment advisory agreement. Under the Agreement, SAM will serve as each Fund's accounting agent and administrator, performing such functions as: calculate the net asset values for the Funds, maintain financial records, prepare the financial statements semiannually, make regulatory filings, and coordinate contractual relationships and communications between each Fund and its service providers. Under the Agreement, each Fund will pay SAM an administrative services fee of 0.05% of the average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

The following table shows the fund accounting and administration fees paid by the following Funds to SAM during the fiscal year or period ended December 31, 2003, December 31, 2002 and December 31, 2001:



                                              Fiscal Year ended     Fiscal Year ended     Fiscal Year ended
Fund Name                                     December 31, 2003     December 31, 2002     December 31, 2001
Large-Cap Value Fund                                   $124,000              $140,000              $172,000
Core Equity Fund                                       $279,000              $313,000              $390,000
Large-Cap Growth Fund                                    $5,000                $4,000                $1,000
Multi-Cap Core Fund                                     $67,000               $71,000               $94,000
Small-Cap Value Fund                                    $41,000               $33,000               $27,000
Growth Opportunities Fund                              $233,000              $261,000              $285,000
Balanced Fund                                           $16,000               $16,000               $17,000
International Fund                                      $23,000               $20,000               $28,000
Municipal Bond Fund                                    $255,000              $252,000              $246,000
Intermediate-Term Municipal Bond Fund                   $15,000               $14,000               $14,000
California Tax-Free Income Fund                         $82,000               $85,000               $85,000
Intermediate-Term U.S. Government Fund                  $54,000               $47,000               $39,000
Intermediate-Term Bond Fund                             $10,000                $9,000                $8,000
High-Yield Fund                                         $37,000               $35,000               $54,000
Money Market Fund                                      $221,000              $203,000              $189,000
Tax-Free Money Market Fund                              $66,000               $68,000               $68,000

Custodian. State Street Bank, 225 Franklin Street, Boston, Massachusetts, 02110 is the custodian of the securities, cash and other assets of each Fund (except the International Fund) under an agreement with each Trust. JP Morgan Chase Bank, 1211 Avenue of the Americas, New York, New York, is the custodian of the securities, cash and other assets of the International Fund. JP Morgan Chase Bank has entered into sub-custodian agreements with several foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.


Independent Auditor. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104 is the independent auditor of each Fund's financial statements.

Transfer Agent. Safeco Services Corporation, 4854 154th PL NE, Redmond, Washington 98052 is the transfer, dividend and distribution disbursement and shareholder servicing agent for the Advisor Class A, Class B, Class C, Institutional Class and Investor Class shares of each Fund under an agreement with each Trust. Safeco Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's Advisor Class A, Class B, Class C, Institutional Class and Investor Class shareholders, records of transactions involving each Fund's Advisor Class A, Class B, Class C, Institutional Class and Investor Class shares, and the compilation, distribution, or reinvestment of income dividends and capital gain distributions.

Safeco Services is paid a fee for these services equal to $28.00 per Stock Fund shareholder account, $32.00 per Bond Fund, Tax-Exempt Bond Fund and Intermediate-Term Bond Fund shareholder account, and $34.00 per Money Market Fund shareholder account.

The following table shows the transfer agent fees paid by the following Funds to Safeco Services during the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001:


                                                      Fiscal Year Ended         Fiscal Year Ended    Fiscal Year or Period Ended
Fund Name                                             December 31, 2003         December 31, 2002              December 31, 2001
---------                                             -----------------         -----------------              -----------------


Large-Cap Value Fund                                           $347,000                  $373,000                       $426,000
Core Equity Fund                                             $2,247,000                $2,373,000                     $2,851,000
Large-Cap Growth Fund*                                           $5,000                    $2,000                            N/A
Multi-Cap Core Fund                                            $239,000                  $253,000                       $305,000
Small-Cap Value Fund                                           $183,000                  $120,000                        $89,000
Growth Opportunities Fund                                    $1,715,000                $1,861,000                     $1,969,000
Balanced Fund                                                   $52,000                   $52,000                        $54,000
International Fund                                             $118,000                   $86,000                        $97,000
Municipal Bond Fund                                            $311,000                  $303,000                       $286,000
Intermediate-Term Municipal Bond Fund                           $10,000                    $9,000                         $9,000
California Tax- Free Income Fund                                $64,000                   $69,000                        $73,000
Intermediate-Term U.S. Government Fund                          $90,000                   $72,000                        $67,000
Intermediate-Term Bond Fund                                     $27,000                   $21,000                        $18,000
High-Yield Fund                                                $111,000                  $115,000                       $133,000
Money Market Fund                                              $336,000                  $467,000                       $629,000
Tax-Free Money Market Fund                                      $38,000                   $42,000                        $47,000


*Inception date of the Fund was October 31, 2001.

BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchange of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

The investment adviser determines the broker-dealers through whom securities transactions for the Funds are executed. The investment adviser may select a broker-dealer who may receive a commission for portfolio transactions exceeding the amount another broker-dealer would have charged for the same transaction if the investment adviser determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker-dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by the investment adviser. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of the investment adviser's staff, and personal visits by such analysts and brokerage strategists and economists to the investment adviser's office.

Research services are used in advising all accounts, including accounts advised by related persons of the investment adviser, and not all such services are necessarily used by the investment adviser in connection with the specific account that paid commissions to the broker-dealer providing such services. The investment adviser does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes a review of what competing broker-dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

The following table states the total amount of brokerage expenses for the following Funds for the fiscal years or periods ended December 31, 2003, December 31, 2002 and December 31, 2001:


                                                      Fiscal Year Ended         Fiscal Year Ended   Fiscal Year or Period Ended
Fund Name                                             December 31, 2003         December 31, 2002             December 31, 2001
---------                                             -----------------         -----------------             -----------------
Large-Cap Value Fund                                           $160,000                  $105,000                      $285,000
Core Equity Fund                                               $620,000                $1,448,000                      $983,000
Large-Cap Growth Fund*                                           $7,000                    $4,000                        $3,000
Multi-Cap Core Fund                                             $96,000                   $75,000                       $98,000
Small-Cap Value Fund                                           $119,000                  $111,000                      $119,000
Growth Opportunities Fund                                    $1,285,000                $1,508,000                      $834,000
Balanced Fund                                                    $8,000                   $12,000                       $11,000
International Fund                                              $25,000                   $10,000                      $142,000



*Inception date of the Large-Cap Growth Fund is October 31, 2001.

TAX INFORMATION

GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, a Fund (1) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (3) must satisfy certain diversification requirements. Each Fund intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and distributions that otherwise would be "exempt-interest dividends," described below, as dividends (that is ordinary income, except for the part of those dividends that is "qualified dividend income" (described below)) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

All or part of the dividends paid by each tax-exempt bond Fund and the Tax-Free Money Market Fund (collectively "Tax-Exempt Funds") will qualify as "exempt-interest dividends," and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each tax-exempt Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Tax-Exempt Bond Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Tax-Exempt Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), a Fund's dividends attributable to "qualified dividend income" (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions) generally will be taxed at the 15% maximum federal income rate applicable to net capital gain (see below) for individual shareholders who satisfy those restrictions with respect to the shares on which the Fund dividends were paid. A portion of the dividends paid by each Fund that is a series of the Common Stock Trust - not exceeding the aggregate dividends it receives from domestic corporations only - also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

A Fund's distributions are subject to a 15% maximum federal income tax rate for individual shareholders (as a result of enactment of the 2003 Act) to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009. Moreover, any capital gain an individual shareholder recognizes on a redemption or exchange through December 31, 2008, of his or her Fund shares that have been held for more than one year will qualify for that 15% maximum rate. The 2003 Act did not change the tax rate on short-term capital gains, which will continue to be taxed at the ordinary income rate.

A Fund will be subject to a 4% nondeductible federal excise tax ("Excise Tax") on certain amounts not distributed on a timely basis in accordance with annual minimum distribution requirements. The Funds intend to seek to avoid the Excise Tax liability by satisfying distribution requirements.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of exempt-interest dividends received on those shares and any part of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution (other than an exempt-interest dividend), the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

Each Fund is required to withhold 28% of all taxable dividends, capital gain distributions, and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and those distributions otherwise payable to such shareholders who otherwise are subject to backup withholding.


SPECIAL TAX CONSIDERATIONS - INVESTMENT IN DERIVATIVES OR "HEDGING"

Purchasing and writing (selling) options and futures, and (in the case of the International Fund) entering into forward contracts, involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and (in the case of the International Fund) forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an "appreciated financial position" generally an interest (including an interest through an option, short sale or, in the case of the International Fund, a forward contract) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest, the fair market value of which exceeds its adjusted basis, and enters into a "constructive sale" of the position,, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Some futures contracts (other than "securities futures contracts," as defined in the Code), foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest may be subject to section 1256 of the Code (collectively "section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. The Funds may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that a Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

SPECIAL TAX CONSIDERATIONS - INVESTMENT IN FOREIGN SECURITIES

The International Fund and any other Fund that invests in foreign securities may be required to pay income, withholding, or other taxes to a foreign government ("foreign taxes"). Those taxes will reduce the Fund's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be higher, often significantly so.

If more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the International Fund intends to make an election that will allow its shareholders to claim a credit or deduction on their tax returns for their shares of foreign taxes the Fund paid. Pursuant to this election, the Fund would treat foreign taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Gains or losses resulting from exchange rate fluctuations between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward contracts or from dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security also are treated as ordinary gain or loss. These gains increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund's distributions exceed its taxable income in any year because of currency-related losses or otherwise, all or a portion of its dividends may be treated as a return of capital to its shareholders for tax purposes. To minimize the risk of a return of capital, a Fund may adjust its dividends to take currency fluctuations into account, causing the dividends to vary. Any return of capital will reduce the cost basis of a shareholder's shares, resulting in a higher capital gain or lower capital loss when the shareholder sells the shares. Although the International Fund and each other Fund that holds foreign securities values its assets daily in terms of U.S. dollars, none of those Funds intends to convert its holdings of foreign currencies to U.S. dollars on a daily basis.

PFICs. Certain Funds may invest in the stock of PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder - that, in general, meets either of the following tests: (l) at least 75% of its gross income for the taxable year is passive or
(2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions thereof will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" described above.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make the election may not be easily obtainable.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

SPECIAL TAX CONSIDERATIONS - TAXABLE BOND FUNDS

The Intermediate-Term U.S. Government, Intermediate-Term Bond, and High-Yield Funds (each a "taxable bond Fund") may acquire zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities (initially known as Treasury inflation-protection securities) (TIIS), on which principal is adjusted based on changes in the Consumer Price Index. As a holder of such securities, each taxable bond Fund must take into account the portion of the OID that accrues on the securities, and the amount of any principal increases on TIIS, during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each taxable bond Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each taxable bond Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a taxable bond Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

SPECIAL TAX CONSIDERATIONS - TAX-EXEMPT BOND FUNDS

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Bond Fund generally is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of any tax-exempt bond Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.


Each Tax-Exempt Bond Fund may invest in municipal bonds that are purchased, generally not on their original issue ("municipal market discount bonds") with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID. Market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, a tax-exempt bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In the future, proposals may be introduced before Congress for the purpose of restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Bond Fund and the value of its portfolio would be affected. In that event, each Tax-Exempt Bond Fund would review its investment objective and policies.

CALIFORNIA STATE AND LOCAL TAX MATTERS

If the California Tax-Free Income Fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the Fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a Fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. Each Fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Tax-Free Income Fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of a Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

A Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of a Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of a Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisers for more detailed information concerning California tax matters.

SIGNIFICANT PORTFOLIO TURNOVER


During 2003, the High-Yield Fund experienced higher than normal sales and redemptions of Fund shares and, in addition, increased the number of holdings of the Fund, both of which increased purchases and sales of underlying portfolio securities.


During 2002, the High-Yield Fund experienced higher than normal sales and redemptions of Fund shares causing increased purchases and sales of underlying portfolio securities.

CAPITAL LOSS CARRYFORWARDS


At December 31, 2003, these Funds had the following amounts of accumulated net realized losses on investment transactions that represented capital loss carryforwards for Federal income tax purposes, which expire as follows:

                                                  Amount (in thousands)        Expiration Dates

  Large-Cap Value Fund                                              5,802              2008-2011
  Core Equity Fund                                                 65,574              2009-2011
  Large-Cap Growth Fund                                               774              2010-2011
  Multi-Cap Core Fund                                              12,689              2008-2011
  Small-Cap Value Fund                                              5,088              2007-2009
  Growth Opportunities Fund                                       149,762              2007-2011
  Balanced Fund                                                     1,101              2008-2011
  International Fund                                                6,921              2009-2011
  Intermediate-Term U.S. Government Fund                            1,398              2007-2008
  Intermediate-Term Bond Fund                                         237              2007-2010
  High-Yield Fund                                                  26,626              2004-2011



RETIREMENT PLANS

Shares of any Fund (other than a tax-exempt bond Fund and the Tax-Free Money Market Fund) may be purchased as the underlying investment for an Individual Retirement Account (IRA) meeting the requirements of sections 408(a) or 408A of the Code, as well as for qualified retirement plans described in Code section 401 and custodial accounts complying with Code section 403(b)(7). (A Coverdell Education Savings Account (formerly known as an "Education IRA"), which provides a vehicle for saving for a child's education and thus is not technically for retirement savings, also may invest in shares of those Funds.) Different tax treatment, including penalties on certain excess contributions and deferrals, pre-retirement and post-retirement distributions, and prohibited transactions applies to accounts that maintain a qualified tax status. Shareholders should consult their tax advisers for more information.

WITHHOLDING. Eligible rollover distributions from qualified retirement plans and 403(b)(7) accounts are subject to mandatory income tax withholding at a rate of 20% unless the distribution is directly rolled over to an "eligible retirement plan" or to an IRA. Distributions that do not qualify as eligible rollover distributions and distributions from IRAs are generally subject to income tax withholding at a rate of 10%, unless the participant holder elects to waive or increase the withholding. If it is reasonable to believe that a distribution is non-taxable, such as certain distributions from Roth IRAs, the distribution is exempt from withholding. Withholding is not required for distributions from a Coverdell Education Savings Account.

FINANCIAL STATEMENTS


The following financial statements of each Trust and the report thereon of Ernst &Young LLP, independent auditor, are included in each respective Trust's 2003 annual report (filed electronically for each Trust on or about February 27, 2004, file numbers 811-03347, 811-06667, 811-06167, 811-05574, and 811-07300),
and are incorporated herein by reference.


Portfolio of Investments as of December 31, 2003 Statement of Assets and Liabilities as of December 31, 2003 Statement of Operations for the Year Ended December 31, 2003 Statements of Changes in Net Assets for the Year Ended December 31, 2003
 and December 31, 2002
Notes to Financial Statements


Copies of each Trust's annual report for shares of the Advisor Class A, Advisor Class B, and Advisor Class C and the Investor Class, accompany this SAI. Additional copies may be obtained by writing to the address on the first page of this SAI or by calling Safeco Services. To request information on Advisor Class A, Advisor Class B and Advisor Class C shares, call nationwide at l-800-528-6501. To request information on Investor Class shares and Institutional Class shares, call nationwide at 1-800-624-5711.

                                   APPENDIX A

DESCRIPTION OF RATINGS


Ratings by Moody's, S&P, and Fitch represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.


COMMERCIAL PAPER AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     o Leading market positions in well-established industries.

     o High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

PREFERRED STOCK RATINGS

Generally, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. A preferred stock rating differs from a bond rating since it is assigned to an equity issue which is different from, and subordinate to, a debt issue.

MOODY'S

aaa - An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a - An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated "baa" is considered to be an upper-medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba - An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b - An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa - An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca - An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c - This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates that an issue ranks in the lower end of its generic rating category.

S&P
Please see rating definitions for S&P under "Bond Ratings."

BOND RATINGS

MOODY'S
Investment Grade:

Aaa - Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A - Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated "Baa" are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
Investment Grade:

AAA - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade:

BB, B, CCC - Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

CC - An obligation rated "CC" is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) OR MINUS (-): To provide more detailed indications of quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH
Investment Grade:

AAA - "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.

AA - "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments.

A - "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, however, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Below Investment Grade:

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having speculative characteristics and a possibility of credit risk, ranging from a possibility of credit risk at "BB", to a significant credit risk at "B", to a high default risk at "CCC," "CC" and "C."

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.

MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S
Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade (MIG).

MIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3 - This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P
Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH

F1 - Indicates the best capacity for timely payment of financial commitments.

F2 - A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                   APPENDIX B


                            SAFECO MUTUAL FUND TRUSTS
                      PROXY VOTING POLICIES AND PROCEDURES


August 2, 2004

Effective August 2, 2004, Pioneer Investment Management, Inc. has assumed advisory responsibility for the Safeco Mutual Funds.

Safeco Common Stock Trust, Safeco Managed Bond Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Money Market Trust and Safeco Resource Series Trust (the "Trusts") have adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by each series of each Trust (each a "Portfolio").

1. Delegation. The Board of Trustees of each Trust (the "Board") has delegated, to Pioneer Investment Management, Inc., (Pioneer), the Portfolios' investment adviser, the responsibility for voting proxies relating to portfolio securities held by a Portfolio as a part of the investment advisory services provided by Pioneer. All such proxy voting responsibilities shall be subject to the Board's continuing oversight. Notwithstanding this delegation of responsibilities, each Portfolio retains the right to vote proxies relating to its portfolio securities as it may deem appropriate.

2. Fiduciary Duty. Pioneer is a fiduciary to each Portfolio and must vote proxies in a manner consistent with the best interests of the Portfolio and its shareholders. Every reasonable effort should be made to vote proxies. However, Pioneer is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to a Portfolio and its shareholders.

3. Proxy Voting Services. Pioneer may engage an independent proxy voting service to assist in the voting of proxies. Such service would be responsible for coordinating with a Trust's custodian to ensure that all applicable proxy materials received by the custodian are processed in a timely fashion.

4. Conflicts of Interest. The proxy voting guidelines of Pioneer shall address the procedures it would follow with respect to conflicts of interest.

5. Reports. Pioneer shall provide a quarterly report to the Board regarding its records of each proxy voted by Pioneer during the quarter, including any conflicts of interest information required by Section 4. Such report shall include the information required by Form N-PX for each proxy voted. In addition, Pioneer shall provide a quarterly report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

6. Review of Policies and Procedures. Pioneer shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. Any such material change shall not apply to proxies voted for a Portfolio unless and until such change is approved by the Board.

7. Role of the Board. The Board shall oversee the proxy voting process and periodically review the Trust's proxy voting policies and procedures. The Board shall be assisted in this process by their independent legal counsel and Pioneer.



                                   APPENDIX C


                       Pioneer Investment Management, Inc.
                               Proxy Voting Policy
                              Overview & Guidelines

Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

Proxy Voting Procedures
Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o   Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

o    A record memorializing the basis for each referral vote cast;

o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

o        Corporate name change.
o        A change of corporate headquarters.
o        Stock exchange listing.
o        Establishment of time and place of annual meeting.
o        Adjournment or postponement of annual meeting.
o        Acceptance/approval of financial statements.
o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
o        Approval of minutes and other formalities.
o        Authorization of the transferring of reserves and allocation of income.
o        Amendments to authorized signatories.
o        Approval of accounting method changes or change in fiscal year-end.
o        Acceptance of labor agreements.
o        Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o    Restore shareholder rights to ratify the auditors.

o    We will normally oppose proposals that require companies to:

o    Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o    Indemnify auditors.

o    Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o    Election of an honorary director.

We will vote against:

o    Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o    Requirements for union or special interest representation on the board.

o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

o    Separate  chairman  and  CEO  positions.   We  will  consider  voting  with
     shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o    Contested election of directors.

o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

o    Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

o Cumulative voting.

o Increase ability for shareholders to call special meetings.

o Increase ability for shareholders to act by written consent.

o Restrictions on the ability to make greenmail payments.

o Submitting rights plans to shareholder vote.

o Rescinding shareholder rights plans ("poison pills").

o Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o    Fair price provisions.

     o    Authorization of shareholder rights plans.

     o    Labor protection provisions.

     o    Mandatory classified boards.


We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue. 3 Proposals that allow shareholders to nominate directors.

We will vote against:

o Classified boards, except in the case of closed-end mutual funds.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

o Classes of shares with unequal voting rights.

o Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

o Changes in par value.

o Reverse splits, if accompanied by a reduction in number of shares.

o Share repurchase programs, if all shareholders may participate on equal terms.

o Bond issuance.

o Increases in "ordinary" preferred stock.

o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

o Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

o Number of shares currently available for issuance;

o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

o Proposed use of the additional shares; and

o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o Proposals to submit private placements to shareholder vote.

o Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

o 401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o Various issues related to the Omnibus  Budget and  Reconciliation  Act of 1993
(OBRA), including:

     o    Amendments to performance plans to conform with OBRA;

     o    Caps on annual grants or amendments of administrative features;

     o    Adding performance goals; and

     o    Cash or cash-and-stock bonus plans.

o  Establish  a  process  to  link  pay,  including   stock-option   grants,  to
performance, leaving specifics of implementation to the company.

o Require that option repricings be submitted to shareholders.

o Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.


We will vote on a case-by-case basis on the following issues:

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                          Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

     o    The plan must not:

          o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

          o    Be  a  self-replenishing   "evergreen"  plan,  plans  that  grant
               discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives. 2 All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

o Limits on executive and director pay.

o Stock in lieu of cash compensation for directors.

Corporate  Governance

Pioneer will vote for:

o Confidential  Voting.

o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o Bundled proposals. We will evaluate the overall impact of the proposal.

o Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

o Limitations on stock ownership or voting rights.

o Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

o Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o Debt restructurings.

o Conversion of securities.

o Issuance of shares to facilitate a merger.

o Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.


We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

o Establishment of new classes or series of shares.

o Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o Approval of new or amended advisory contracts.

o Changes from closed-end to open-end format.

o Authorization for, or increase in, preferred shares.

o Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

o Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive  management  attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.